                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sections 240.14a-12

                               Atlas Assets, Inc.
                               ------------------
                [Name of Registrant as Specified In Its Charter]

               --------------------------------------------------
               [Name of Person(s) Filing Proxy Statement if other
                                than Registrant]

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
               _______________________

          (2)  Aggregate number of securities to which transaction applies:
               _______________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               _______________________

          (4)  Proposed maximum aggregate value of transaction:
               _______________________

          (5)  Total fee paid: ____________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:_______________________

          (2)  Form, Schedule or Registration Statement No.
               ______________________________________________

          (3)  Filing Party:_________________________________

          (4)  Date Filed:___________________________________

                               ATLAS ASSETS, INC.

IN BRIEF...

    The Board of Directors is asking all stockholders of the mutual funds of Atlas Assets, Inc. (the "Company") to approve the following five key proposals, in an effort to provide the consequent potential benefits:

       1) PROPOSAL: Reorganize the Company as a Delaware statutory trust rather than a Maryland corporation.

           POTENTIAL BENEFIT: Delivers operational and administrative efficiencies that can provide cost-saving benefits for the Funds and to the stockholders.

       2) PROPOSAL: Permit the Company to retain additional subadvisers for the investment portfolios of the Company (the "Funds") and to amend subadvisory arrangements without obtaining stockholder approval.

           POTENTIAL BENEFIT: Increases flexibility and expedites Atlas' ability to actively manage fund and subadviser performance.

       3) PROPOSAL: Affirm the Board's appointment of Daniel L. Rubinfeld, with a stockholder election.

           POTENTIAL BENEFIT: Ensures a majority of independent stockholder-elected board members acting on behalf of stockholders.

       4) PROPOSAL: Reapprove the Funds' Distribution Plan and ratify all payments made under the Distribution Plan since July 1, 2002.

           POTENTIAL BENEFIT: Maintains the efficient use of distribution fees for stockholder best interests.

       5) PROPOSAL: Change the investment objective of Atlas Growth and Income Fund to focus primarily on growth and not on current income.

           POTENTIAL BENEFIT: Provides portfolio managers with more flexibility in pursuing stocks that offer potential for long-term growth.

    Because we believe approving these proposals will benefit stockholders, the Board of Directors recommends that you vote FOR each proposal.

                               ATLAS ASSETS, INC.

September 1, 2003

Dear Stockholder,

    Stockholders of the mutual funds of Atlas Assets, Inc. are being asked to approve a number of proposals affecting the Funds. Your vote is very important. Please return the enclosed proxy as soon as possible in the postage-paid envelope provided for your convenience.

WHY ARE WE PROPOSING THESE MATTERS?

    The Board of Directors is submitting these matters to stockholders to simplify operations, increase administrative efficiency and flexibility, reduce costs, and ensure continued compliance with the Investment Company Act of 1940 (the federal law that regulates the mutual fund industry). After extensive review, the Board of Directors has concluded that approving each proposal would be in the best interest of the Funds and their stockholders.

HOW SHOULD STOCKHOLDERS RESPOND?

    The Investment Company Act requires that stockholders approve these proposals in order for the Funds to adopt them. I believe that these proposals will benefit stockholders, and I strongly recommend that you vote "FOR" the proposals on the enclosed proxy. The details of the proposals are contained in the accompanying Proxy Statement. Your prompt response will ensure that your shares are counted immediately and that the expense of additional solicitation of proxies can be avoided. We appreciate your continued support.

Sincerely,

/s/ Marion O. Sandler

Marion O. Sandler
Chairman of the Board and Chief Executive Officer

PLEASE FILL IN, DATE, SIGN, AND PROMPTLY MAIL THE ENCLOSED PROXY OR YOU MAY VOTE
                 IN PERSON, BY TELEPHONE, OR VIA THE INTERNET.

                               ATLAS ASSETS, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                 TO BE HELD ON NOVEMBER 12, 2003 AT 10:30 A.M.

To the stockholders of the:

Atlas Balanced Fund                                 Atlas Emerging Growth Fund
Atlas Fund of Funds                                 Atlas Global Growth Fund
Atlas Growth and Income Fund                        Atlas S&P 500 Index Fund
Atlas Strategic Growth Fund                         Atlas Value Fund
Atlas American Enterprise Bond Fund                 Atlas California Municipal Bond Fund
Atlas National Municipal Bond Fund                  Atlas Strategic Income Fund
Atlas U.S. Government and Mortgage Securities Fund  Atlas California Municipal Money Fund
Atlas Money Market Fund                             Atlas U.S. Treasury Money Fund

series (each a "Fund" and, collectively, the "Funds") of Atlas Assets, Inc., a Maryland corporation:

    A special meeting of stockholders of Atlas Assets, Inc. will be held at 1901 Harrison Street, Oakland, California 94612 on November 12, 2003 at 10:30 a.m. local time. At the meeting, we will ask the stockholders to vote on:

    1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

    2. Authorizing the Funds to retain additional sub-advisers and modify sub-advisory arrangements without stockholder approval;

    3. Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;

    4. Reapproving the Funds' Distribution Plan and ratifying payments made pursuant to the Plan since July 1, 2002;

    5.  Changing the investment objective of Atlas Growth and Income Fund; and

    6.  Any other matters that properly come before the meeting.

    The Board of Directors has unanimously approved Proposals 1-5 and recommends you vote "FOR" each one. Please read the enclosed Proxy Statement for a full discussion of each proposal.

                                          By order of the Board of Directors

                                          /s/ Joseph M. O'Donnell
                                          Joseph M. O'Donnell, SECRETARY

San Leandro, California
September 1, 2003

Q.  WHO CAN VOTE?

A. Any person owning shares of any of the Funds on August 15, 2003.

Q.  WHY SHOULD I BOTHER TO VOTE?

A. Your vote is important. You can help avoid the expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy. Please complete, date, sign and return the enclosed proxy in order that the necessary quorum may be represented at the meeting. The enclosed envelope requires no postage if mailed in the United States.

Q.  HOW CAN I VOTE?

A. By mail--Vote, sign and mail the enclosed ballot in the envelope provided. By internet--HTTP://WWW.EPROXYVOTE.COM/ATFBX
    By phone--Call 1 (877) 779-8683.
    In person at the meeting.

Q.  DO YOU HAVE QUESTIONS?

A. Please contact Atlas Investor Services at 1 (800) 933-2852.

                               ATLAS ASSETS, INC.

              PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON NOVEMBER 12, 2003 AT 10:30 A.M.

                                  INTRODUCTION

    The Board of Directors of Atlas Assets, Inc. (the "Company") is sending this Proxy Statement to the stockholders of the Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Fund of Funds, Atlas Global Growth Fund, Atlas Growth and Income Fund, Atlas S&P 500 Index Fund, Atlas Strategic Growth Fund, Atlas Value Fund, Atlas American Enterprise Bond Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas Strategic Income Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Money Fund, Atlas Money Market Fund, and Atlas U.S. Treasury Money Fund series (each a "Fund" and, collectively, the "Funds") of the Company in connection with the solicitation of voting instructions for use at a special meeting of stockholders of the Company (the "Meeting") for the purposes set forth below and in the accompanying Notice of Special Meeting of Stockholders.

    The Meeting is scheduled for November 12, 2003, at 10:30 a.m., local time, at 1901 Harrison Street, Oakland, California 94612. All shareholders of record of the Funds as of August 15, 2003 (the "Record Date") are entitled to vote at the meeting. This Proxy Statement, the Notice and the enclosed form of proxy are being mailed to stockholders of the Funds on or about September 1, 2003.

    Financial statements for the Funds are included in the Annual Report of the Company for the fiscal year ended December 31, 2002, which has been mailed to stockholders. Stockholders may obtain copies of the Annual Report free of charge by writing to Atlas Assets, Inc., 794 Davis Street, San Leandro, California 94577, or by telephoning, toll-free, 1 (800) 933-2852.

    The proposals described in this Proxy Statement and the Funds to which each applies are set forth below:

SUMMARY OF PROPOSAL                                                                       AFFECTED FUNDS
-------------------                                                                -----------------------------
         1.             Reorganizing the Company from a Maryland corporation into  All Funds a Delaware statutory trust.

         2.             Authorizing the Funds to retain additional sub-advisers    All Funds
                        and modify sub-advisory arrangements without stockholder
                        approval.

         3.             Ratifying the appointment of Daniel L. Rubinfeld to the    All Funds
                        Board of Directors.

         4.             Reapproving the Funds' Distribution Plan and ratifying     All Funds except Atlas Fund
                        all payments made under the Distribution Plan since July   of Funds
                        1, 2002.

         5.             Changing the investment objective of Atlas Growth and      Atlas Growth and Income Fund
                        Income Fund.

PROPOSAL 1:
REORGANIZING ATLAS ASSETS FROM A MARYLAND CORPORATION INTO A DELAWARE STATUTORY TRUST

    The Board of Directors has approved a plan to reorganize the Company, which is a Maryland corporation, into Atlas Funds, a newly formed Delaware statutory trust (the "Trust"). The purpose of the reorganization is to lower costs and improve administration of the Funds. To proceed, we need stockholder approval. The next several pages outline the important details of the plan of reorganization:

    - Why we want to reorganize the Company

    - How we plan to accomplish the reorganization

    - How the reorganization will affect the Funds

    - How a Delaware statutory trust compares to a Maryland corporation

    - How many stockholder votes we need to approve the reorganization

WHY WE WANT TO REORGANIZE THE COMPANY

    The Company is a Maryland corporation. The Board of Directors of the Company has determined that mutual funds formed as Delaware statutory trusts have certain advantages over those funds organized as Maryland corporations.

    Delaware law contains provisions specifically designed for mutual funds which take into account their unique structure and operations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens, without sacrificing the federal or state advantages of a mutual fund. Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. For example, a fund organized as a Delaware statutory trust can structure its governing documents to enable it to more easily obtain desired Board or shareholder approvals, and can potentially accomplish certain actions, such as fund reorganizations or liquidations, without first seeking shareholder approval. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to Delaware statutory trusts. This could benefit the Trust by, for example, making litigation involving the interpretation of provisions in the Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. A comparison of Maryland corporate law and Delaware statutory trust law is set forth below.

    The proposed reorganization would also increase uniformity among the family of Atlas Funds, as Atlas Insurance Trust is organized as a Delaware statutory trust. Increased uniformity among the Atlas Funds, which share common Directors and Trustees and service providers, is expected to reduce costs and resources needed to comply with state laws, and also to reduce administrative burdens.

    For these reasons, the Board of Directors believes that it is in the best interests of the stockholders to approve the proposed reorganization.

HOW WE PLAN TO ACCOMPLISH THE REORGANIZATION

    THE REORGANIZATION AGREEMENT. The Company's Board of Directors has approved a written reorganization agreement for the Company. It spells out the terms and conditions that will apply to the Company's reorganization into the Trust.

    THE STEPS IN THE REORGANIZATION. In essence, the reorganization will have three steps.

    - The first step has already been taken--we have established a Delaware statutory trust called Atlas Funds with series of shares (investment portfolios) corresponding to the Funds. Each series of the Trust will issue a single share to the corresponding Fund. If the stockholders of all the Funds approve the reorganization, each such share will be voted to elect the Company's Directors as the Trustees of the Trust, to approve the Funds' investment advisory and sub-advisory agreements as the forms of advisory and sub-advisory agreements for the series of the Trust, and to approve the Funds' Distribution Plan for the series of the Trust.

    - Second, each Fund will transfer all of its assets and liabilities to the corresponding series of the Trust. In exchange, the Fund will receive shares of the corresponding series of the Trust with a total value equal to the value of the assets it is transferring (net of the Fund's liabilities).

    - Third, each Fund will dissolve. The Trust will open an account for each stockholder of the Fund, and will credit each stockholder with the exact number of full and fractional shares of the series of the Trust that he or she owned in the Fund on the date of the reorganization. New share certificates will not be issued.

    THE EFFECTIVE DATE OF THE REORGANIZATION. If the reorganization is approved by the stockholders, it will take place as soon as feasible after the Company receives the necessary regulatory approvals and legal opinions. We think this should be accomplished by December 31, 2003. However, at any time before the reorganization the Board of Directors of the Company may decide that it is not in the best interests of the Company and its stockholders to go forward with this project. If that happens, the Company will continue to operate as it is currently organized.

HOW THE REORGANIZATION WILL AFFECT THE FUNDS

    After the reorganization, you will own shares of series of the Trust corresponding to your former shares of the Funds. The operations of the series of the Trust will not differ substantially from the Funds' operations.

    EACH FUND'S INVESTMENT OBJECTIVE AND POLICIES WILL STAY THE SAME. The reorganization will not change any of the Funds' investment objectives and policies. However, the investment objective of the Atlas Growth and Income Fund will change if stockholders of that Fund approve Proposal 5.

    EACH FUND'S INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS WILL STAY THE SAME. Atlas Advisers, Inc., the Funds' investment adviser (the "Adviser"), will continue to manage the series of the Trust for the same compensation as it currently receives from the corresponding Funds. We will treat stockholder approval as approval of a new investment advisory agreement between the Adviser and the Trust, and a new sub-advisory agreement between the Adviser and each of the current sub-advisers to the Funds, on the same terms as the Funds' current agreements. (If Proposal 2 is approved by the stockholders of a Fund, the Fund's sub-advisers may be changed in the future without stockholder approval.) The Trust will also enter into agreements with the Company's current administrator, custodian and other service providers on the same terms as the Company's current agreements.

    EACH FUND'S FEES AND EXPENSES WILL STAY THE SAME. The fees and expenses of the Trust will be the same as the Company's, except for any savings which may occur as a result of the reorganization. The Company will pay its own expenses of the reorganization, including expenses associated with the solicitation of proxies (estimated as about $250,000).

    NO FUND'S SHARE PRICE WILL BE AFFECTED. On the day of the reorganization, the share price of each series of the Trust will be the same as the corresponding Fund's share price. The reorganization will not cause any Fund's share price to go up or down, and you will still own the same number of shares. Any declared but undistributed dividends or capital gains of the Funds will carry over in the reorganization.

    THE FUNDS' PURCHASE AND REDEMPTION PROCEDURES WILL NOT BE AFFECTED. The Trust will have the same purchase, redemption and exchange procedures as the Company, as described in the Company's current prospectus and statement of additional information.

    THE COMPANY'S DIRECTORS AND INDEPENDENT ACCOUNTANTS WILL CONTINUE. Federal securities laws require that at least one-half of a mutual fund's directors be elected by its stockholders. While the Company more than meets this standard now, that technically will not be true once it reorganizes into the Trust. Rather than call another shareholder meeting to vote on Trustees of the Trust after the reorganization, we will treat stockholder approval of the reorganization as authorization to elect the Company's board members to the same positions with the Trust. (If Proposal 3 to ratify Mr. Rubinfeld's appointment as a Director is not approved, he will not be elected as a Trustee of the Trust.) This approach will avoid the expense of another shareholder meeting after the reorganization.

    The Company operates with a December 31 fiscal year-end. The Trust will also have a December 31 fiscal year-end. The Company's current independent accountants will continue as the independent accountants for the Trust for the year ended December 31, 2003.

    THE REORGANIZATION WILL HAVE NO FEDERAL INCOME TAX CONSEQUENCES. We expect the reorganization will have no federal income tax consequences for you or for any of the Funds. We will not proceed with the reorganization unless this point is confirmed by an opinion of counsel. Following the reorganization, the adjusted federal tax basis of your shares of each series of the Trust will be the same as for your shares of the corresponding Fund. We do not expect stockholders to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure.

    THE FUNDS WILL NO LONGER HAVE STOCK CERTIFICATES. The Trust will not issue share certificates, and will convert any outstanding stock certificates of the Funds to record entry form. In today's financial world, very few investors hold share certificates as physical evidence of their mutual fund investments. Instead, their mutual fund holdings are maintained and accounted for as "record entries" on the computer system of the fund's independent transfer agent. The main problems with share certificates are that they can be stolen or lost, and they must be returned before your shares can be redeemed or exchanged. In light of these problems, and the minimal demand for share certificates, they will no longer be issued after the reorganization. This will not happen automatically; we will arrange conversion details separately with you if you hold Fund stock certificates.

HOW A DELAWARE STATUTORY TRUST COMPARES TO A MARYLAND CORPORATION

    Although federal securities laws regulate most of the operations of a mutual fund, they do not cover every aspect. State law and the Company's governing instruments fill in most of the gaps. The following discussion compares Maryland corporation law and the current articles of incorporation and bylaws of the Company with the Delaware law and documents that will apply if the Company reorganizes as a Delaware statutory trust. This discussion is not a comprehensive review of all technical distinctions between the different legal structures. We simply want you to know how a Delaware statutory trust compares in certain key areas to a Maryland corporation--the Funds' present legal structure.

    DIRECTORS AND TRUSTEES. The Company is governed by a Board of Directors elected by the stockholders. The Trust is governed by a similar board elected by its shareholders, called the Board of Trustees. If the reorganization is approved, the directors of the Company will become the Trustees of the Trust.

    SERIES AND CLASSES. The Company's governing instrument--its articles of incorporation--authorizes the issuance of a specified number of shares of capital stock, which may be increased or decreased with approval of a majority of the Board of Directors, and also authorizes the Board of Directors to classify or reclassify any of the shares into one or more series of stock without shareholder approval. The Trust's governing instrument--its declaration of trust--also allows it to issue an unlimited number of shares and to classify shares into series, which represent interests in separate portfolios of investments, without shareholder approval. In both cases, no series is entitled to share in the assets of any other series or can be charged with the expenses or liabilities of any other series.

    The Company is authorized to divide each series of shares into separate classes (such as class A and B shares), which would represent interests in the same portfolio and have the same rights except as provided by the Board of Directors. We do not currently intend to issue multiple classes of shares, although we might do so in the future. The Trust's declaration of trust also authorizes the division and classification of shares of any series into one or more classes of such series.

    SHAREHOLDER LIABILITY. Stockholders of a Maryland corporation generally have no personal liability for the corporation's obligations. The corporation laws of all other states have similar provisions.

    Shareholders of a Delaware statutory trust also are not personally liable for obligations of the Trust under Delaware law. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in such other states, those states might not apply Delaware law and might subject the Trust's shareholders to liability. To offset this risk, the Trust's declaration of trust:
(i) recites that its shareholders are not liable for its obligations, and requires notice of this to be included in all Trust contracts, and
(ii) requires the Trust to indemnify any shareholder who is held personally liable for the obligations of the Trust. Thus the risk of a Trust shareholder being subject to liability beyond his or her investment is limited to the following unusual circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the Trust is itself unable to meet its obligations. In light of Delaware law, the nature of the Trust's proposed business, and the nature of its assets, we believe that the risk of personal liability to a Trust shareholder is remote.

    SHAREHOLDER MEETINGS AND VOTING RIGHTS. Under Maryland law and the by-laws of the Company, the Company is required to have an annual stockholder meeting to elect directors and consider any other matters properly coming before the meeting, except that that the Company is not required to hold a meeting in any year in which the election of directors is not required by the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust is not required to hold annual shareholder meetings, and does not intend to do so unless required by the Investment Company Act.

    The Company is required to hold a special stockholder meeting for any proper purpose when requested by the Chairman of the Board, the President, a majority of the Board or the written request of 10% of the stockholders. The Trust is required to hold a special shareholder meeting for any proper purpose when requested by a majority of the trustees or by the holders of 10% of its outstanding shares. Both the Company and the Trust are also required to hold special shareholder meetings when required by the Investment Company Act under certain circumstances (such as when a majority of the directors or trustees has not been elected by the shareholders or when it wants to sign a new or materially amended investment advisory agreement with the Adviser).

    In general, shareholders of the Trust have voting rights only with respect to a limited number of matters specified in the declaration of trust (such as the merger or sale of assets of a series of the Trust) and such other matters as the Trustees may determine or as may be required by the Investment Company Act. A greater number of matters require approval by the stockholders of the Funds (such as amendments to its articles of incorporation), and whether a matter requires stockholder approval is governed by Maryland corporate law as well as the Investment Company Act.

    For a stockholder meeting of the Company or a Fund to go forward, a majority of the Company's or Fund's shares must be present (either in person or by proxy). For the Trust, this is reduced to one-third of the shareholders. When voting on matters affecting the Company or the Trust generally (such as the election of directors or trustees or approval of independent accountants), all shareholders of the Company or the Trust vote together without regard to Fund or series.

    DIRECTOR/TRUSTEE INDEMNIFICATION AND LIABILITY. The Directors of the Company cannot be held liable for their activities in that role so long as they perform their duties prudently, in good faith, and in the Company's best interests. Under Delaware statutory trust law, the same is generally true with respect to Trustees of the Trust.

    The Company indemnifies the Directors from claims and expenses arising out of their services to the Company, unless they have acted with willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The same is true with respect to Trustees of the Trust.

    AMENDMENTS OF CHARTER DOCUMENTS. Amendments to the Company's articles of incorporation require stockholder approval. Amendments to the Trust's declaration of trust can be made by the Trustees without shareholder approval, unless they reduce the amount payable to shareholders upon liquidation of the Trust, repeal the limitations on shareholders' personal liability, or diminish or eliminate any voting rights.

    MERGERS AND OTHER REORGANIZATIONS. The Company is required to obtain stockholder approval to merge or consolidate with any corporation or other organization or to sell substantially all of its assets. The same is true of the Trust.

    TERMINATION. Termination of the Company or a Fund would generally require approval of its stockholders. The Trust or any series of the Trust may be terminated by the Trustees without shareholder approval, or by vote of at least two-thirds of the affected shareholders at a meeting.

    RIGHT OF INSPECTION. Each stockholder of the Company is permitted to inspect records, accounts and books of the Company for any legitimate purpose. Each shareholder of the Trust has the same rights.

REQUIRED VOTE

    Approval of the reorganization will require the vote of a majority of the outstanding shares of each Fund. If the reorganization is not approved by all Funds, it will not take place, and the Company will continue to operate as a Maryland corporation.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE PROPOSED REORGANIZATION.

PROPOSAL 2:
AUTHORIZING THE FUNDS TO RETAIN ADDITIONAL SUB-ADVISERS AND MODIFY SUB-ADVISORY ARRANGEMENTS WITHOUT STOCKHOLDER APPROVAL

    The Board of Directors has approved a proposal to permit the Adviser and the Board to retain additional sub-advisers for any of the Funds without the need to call a meeting of the Fund's stockholders, conditioned upon receipt of an exemption order by the Adviser from the Securities and Exchange Commission (the "SEC") permitting this procedure. By approving the proposal, the stockholders of each Fund will authorize the Adviser and the Board to enter into, and materially amend, sub-advisory agreements in the future, without the necessity of future stockholder meetings, if they conclude that such arrangements would be in the best interests of the Fund's stockholders. This advisory structure is referred to as a "multi-manager" arrangement.

    Approval by the Board, including a majority of the Directors of the Company who are not "interested persons" of the Company, as defined in the Investment Company Act ("Independent Directors"), will continue to be required before entering into a new sub-advisory agreement or amending an existing sub-advisory agreement with respect to any Fund. However, if the stockholders approve this proposal, a stockholder vote will not be required to approve sub-advisory agreements and material changes to them. In addition, each Fund will comply with various SEC requirements described below, which may among other things permit the use of this procedure only if the proposed sub-adviser is not an "affiliated person," as defined in the Investment Company Act, of the Adviser or the Company, other than by reason of serving as a sub-adviser to a Fund.

    If the proposed reorganization of the Company (Proposal 1) is approved, the Trust will use this multi-manager procedure for each series corresponding to a Fund which has approved the procedure.

HOW A MULTI-MANAGER ARRANGEMENT WOULD BENEFIT THE FUNDS

    The Board believes it is in the best interests of each Fund's stockholders to provide the Adviser and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay and expense of obtaining stockholder approval. This process will allow each Fund to operate more efficiently. Currently, to appoint a Fund's sub-adviser or to materially amend a Fund's sub-advisory agreement, the Company must call and hold a meeting of the Fund's stockholders, create and distribute proxy materials, and solicit proxy votes from the stockholders. This process is time-consuming and costly, and these costs are generally borne entirely by the Fund, which reduces its investment return. Without the delay of a stockholder meeting, the Adviser and the Board would be able to act more quickly and with less expense to appoint a sub-adviser or revise its sub-advisory relationship when the Board and the Adviser believe the appointment or revision would benefit a Fund.

    As investment adviser to each Fund, the Adviser currently oversees and monitors the performance of the Fund's sub-advisers, if any. The Adviser is also responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing a Fund.

    By investing in a Fund, a stockholder in effect hires the Adviser to manage that Fund's assets directly or to hire a sub-adviser under the Adviser's supervision. Accordingly, the Board believes that stockholders expect the Adviser and the Board to take responsibility for overseeing each Fund's sub-advisers and for recommending their hiring, termination and replacement. Thus, in light of the contractual arrangements under which the Adviser has been engaged as an investment adviser, the Board believes it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by the Adviser. The Board also believes that this approach would be consistent with expectations of stockholders that the Adviser will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

    The Board will continue to oversee the sub-advisory selection and engagement process. The Board, including a majority of the Independent Directors, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the Investment Company Act, the Board, and a majority of the Independent Directors, are required to annually review and consider for renewal each of these agreements after an initial term.

    Stockholder approval of this proposal will not increase or decrease the total amount of investment management fees paid by the Funds to the Adviser. When engaging sub-advisers and entering into and amending sub-advisory agreements, the Adviser has negotiated and will continue to negotiate fees with these sub-advisers. Because these fees are paid by the Adviser and not directly by each Fund, any fee reduction negotiated by the Adviser may benefit the Adviser, and any increase will be a detriment to the Adviser. However, the fees paid to the Adviser by the Funds and the fees paid to sub-advisers by the Adviser are considered by the Board in approving and renewing the advisory and sub-advisory agreements. Any increase in fees paid by the Funds to the Adviser would continue to require stockholder approval.

    Based on the factors discussed above as well as other factors, the Board found that each Fund would benefit from a multi-manager arrangement. Accordingly, the Board, including the Independent Directors, voted to approve the multi-manager arrangement subject to SEC and stockholder approval.

THE TERMS OF THE PROPOSED SEC ORDER

    The Company has filed an application with the SEC requesting an order for relief from the provisions of Section 15(a) and Rule 18f-2 of the Investment Company Act. These provisions require that stockholders approve advisory agreements, including sub-advisory agreements, on behalf of the Funds and approve any material amendments to such agreements. While there can be no assurance, the SEC has approved numerous similar applications in the past, and the Company expects the SEC to issue the order requested by the Company.

    Under the terms of the proposed SEC order, the Company will be subject to several conditions imposed by the SEC. For instance, approval of a Fund's stockholders will be required before the Fund may implement the multi-manager arrangement. Furthermore, a Fund will be required to provide its stockholders with an information statement that contains details about the sub-adviser, the sub-advisory agreement, and the sub-advisory fee within 90 days of hiring a new sub-adviser. Another condition will require that a majority of the Board consist of Independent Directors and that the nomination of new or additional Independent Directors be at the discretion of the then-existing Independent Directors.

REQUIRED VOTE

    Approval of the proposal to permit a Fund to retain additional sub-advisers and modify sub-advisory arrangements without stockholder approval will require the vote of a "majority of the outstanding voting securities of the Fund" as defined in the Investment Company Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the Fund's shares then outstanding are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If a Fund does not approve the proposal, the Fund (and, if the Company is reorganized as proposed in Proposal 1, its successor series of the Trust) will be required to call stockholder meetings before entering into, or materially amending, the Fund's sub-advisory agreements.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE PROPOSAL TO PERMIT THE FUNDS TO RETAIN ADDITIONAL SUB-ADVISERS AND MODIFY SUB-ADVISORY ARRANGEMENTS WITHOUT STOCKHOLDER APPROVAL.

PROPOSAL 3:
RATIFYING THE APPOINTMENT OF DANIEL L. RUBINFELD TO THE BOARD OF DIRECTORS

    Daniel L. Rubinfeld, a Professor of Law and Economics at the University of California at Berkeley, was a Director of the Company from its organization in 1991 until he resigned in August 1997 to accept a position as Deputy Assistant Attorney General of the U.S. Department of Justice in Washington, D.C. When another Director of the Company resigned in March 1999, Mr. Rubinfeld had returned to the University of California, and he was reappointed as a Director by the Board. The Board now proposes that stockholders ratify the appointment of Mr. Rubinfeld by electing him to the Board.

    As indicated below under "Information Regarding the Directors and Officers", the Board of Directors of the Company is currently comprised of five members, four of whom have been elected by the stockholders of the Company and one of whom (Mr. Rubinfeld) has been appointed by the Board. Section 16(a) of the Investment Company Act requires that directors of a registered investment company be elected by the stockholders of the company, except that a board of directors may fill vacancies if, after doing so, at least two-thirds of the directors have been elected by the stockholders. Accordingly, the Board of Directors will not be able to appoint new Directors to fill any vacancies which may occur in the future (other than a vacancy created by the resignation of Mr. Rubinfeld) without calling a stockholder meeting. The Board believes it is in the best interests of the Company for the stockholders to ratify the appointment of Mr. Rubinfeld, so that the Board will have the flexibility to appoint additional Directors in the future to fill vacancies without incurring the expense of additional stockholder meetings. The proxy holders named in the accompanying form of proxy intend to vote all such proxies for the ratification of election of Mr. Rubinfeld, except for proxies of stockholders who have specifically indicated their desire to withhold authority to do so.

REQUIRED VOTE

    Ratification of the appointment of Mr. Rubinfeld must be approved by a majority of the shares present at the Meeting, voting together without regard to Fund. If the appointment of Mr. Rubinfeld is not ratified, he will remain in office but will not be considered as having been elected by the stockholders of the Company (and, if the Company is reorganized into the Trust, he will not be elected as a Trustee of the Trust).

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS ELECT DANIEL L. RUBINFELD TO THE BOARD.

PROPOSAL 4:
REAPPROVING THE FUNDS' DISTRIBUTION PLAN AND RATIFYING ALL PAYMENTS MADE UNDER THE PLAN SINCE JULY 1, 2002

    The Board of Directors of the Company proposes that stockholders of each Fund (other than Atlas Fund of Funds) reapprove the Company's Distribution Plan dated January 12, 1990 (the "Distribution Plan"), with one minor modification (to permit payments under the Plan to be made monthly rather than quarterly). When each Fund was organized, the Distribution Plan was approved by the Board of Directors, including all the Independent Directors. The Board has also reapproved continuation of the Plan annually thereafter. In addition,
stockholders of the       Funds approved the Plan at meetings called for that
purpose; the other Funds were organized after SEC rules were changed so that such approval was not required for newly-organized funds.

    Rule 12b-1 under the Investment Company Act governs the use of Fund assets for payment of distribution expenses. Effective July 1, 2002, the SEC added as a new condition to Rule 12b-1 the requirement that, for a Fund to rely on the Rule, a majority of the Company's Board must be comprised of Directors who are not "interested persons" of the Company as defined in the Investment Company Act. At that time, the Company believed that three of its five Directors were not "interested persons" of the Company and that therefore the Company was in compliance with the board composition requirements of Rule 12b-1. However, the Company determined in early May 2003 that David Teece had inadvertently been classified incorrectly as an Independent Director. During the period from July 1, 2002 through July 29, 2003, Mr. Teece beneficially owned, directly and through trust and custodial arrangements for his children, 3,182 shares of common stock ( % of the total outstanding shares) of Golden West Financial Corporation ("GWFC"), the parent corporation of the Adviser and Atlas Securities, Inc., the Funds' distributor. Thus, Mr. Teece should have been classified as an "interested person" of the Company as defined in the Investment Company Act. As a result of the misclassification, since July 1, 2002 the Board of Directors has had fewer Independent Directors than required by Rule 12b-1.

    On July 29, 2003, all shares of Golden West Financial Corporation in which Mr. Teece had a beneficial interest were sold, thus qualifying Mr. Teece as an Independent Director and bringing the Board structure into compliance with Rule 12b-1. Since the erroneous classification was discovered, all payments under the Distribution Plan (aggregating $1,066,352.00 as of June 30, 2003) have been placed in an interest-bearing escrow account with the Funds' custodian pending reapproval of the Plan by the stockholders. On June 23 and August 14, 2003, the Board of Directors, including all of the Independent Directors (none of whom had any direct or indirect financial interest in the operation of the Distribution Plan or agreements related thereto) reapproved the Plan with one minor modification (permitting payments under the Plan to be made monthly rather than quarterly), ratified all payments made thereunder since July 1, 2002, and directed the Company to submit the Plan to the stockholders of each Fund.

    Reapproval of the Plan by a Fund's stockholders will be treated as ratification of the payments made by the Fund thereunder since July 1, 2002 and approval of the release of the escrowed payments and interest. In addition, if the proposed reorganization of the Company is approved (Proposal 1), approval of the Distribution Plan with respect to a Fund will be treated as approval of the Distribution Plan with respect to the corresponding series of the Trust.

THE DISTRIBUTOR

    Shares of the Funds are distributed by Atlas Securities, Inc. (the "Distributor"), located at 1901 Harrison Street, Oakland, California 94612, pursuant to a Distribution Agreement with the Company. The Distributor is a wholly-owned subsidiary of GWFC, and is engaged solely in the business of selling shares of the Funds and of Atlas Insurance Trust, another open-end mutual fund sponsored by the Adviser. Shares are sold primarily through branches of World Savings, another subsidiary of GWFC. As of August 15, 2003, the Distributor had approximately 195 registered representatives with offices at approximately 274 branches of World Savings.

THE DISTRIBUTION PLAN

    Pursuant to the Distribution Agreement, the Distributor bears all costs and expenses of the offering of shares of the Funds. The Distributor does not receive front-end or contingent deferred sales load compensation payments from purchasers of shares. However, the Distribution Plan permits each Fund to reimburse the Distributor on a quarterly basis (and on a monthly basis in the future) for its actual distribution costs, in an amount up to .25% of the average daily net assets of the Fund per year.

    A copy of the Distribution Plan (as revised to permit monthly payments) is attached as Exhibit A. The Plan provides that expenses of distributing shares of a Fund may not be reimbursed by another Fund, and unexpended amounts may not be carried over from year to year. The Distributor may be reimbursed only for amounts spent on activities intended to result in the sale of the Funds' shares and servicing Fund shareholders, including but not limited to payment of trail commissions and other payments to brokers or others who sell shares or service shareholder accounts; expenses of the Distributor, including overhead and telephone expenses; the printing of prospectuses, statements of additional information, and reports for persons who are not existing stockholders; and the preparation, printing and distribution of sales and advertising materials. The Distributor reports quarterly to the Board of Directors on expenses incurred and amounts reimbursed to it under the Distribution Plan.

    The Distribution Plan will continue with respect to each Fund if approved annually by a majority of the Board of Directors, including a majority of the Independent Directors. The Plan may be terminated by the Company with respect to any Fund without penalty and upon 60 days prior written notice by vote of a majority of the Independent Directors or the outstanding voting securities of the Fund. Rule 12b-1 requires that while the Plan is in effect: the selection and nomination of Independent Directors must be committed to the discretion of the Independent Directors then in office; a majority of the Directors must be Independent Directors; and any person who acts as counsel to the Independent Directors must be "independent legal counsel" as defined in SEC rules.

    During the fiscal year ended December 31, 2002 and for the period from January 1 through June 30, 2003, the Distributor incurred expenses related to sales and servicing of Fund shares, and the Funds reimbursed the Distributor (or placed reimbursement payments in escrow), as follows:

                                                YEAR ENDED 12/31/02            PERIOD FROM 1/1/03 TO 6/30/03
                                         ---------------------------------   ----------------------------------
                                         1/1/02-6/30/02   7/1/02-12/31/02*   1/1/03-3/31/03*   4/1/03 6/30/03**
                                         --------------   ----------------   ---------------   ----------------
Distributor's expenses.................    $5,541,007        $5,920,762          $3,267,162       $3,391,108

Amount reimbursed by Funds.............     1,761,997         1,807,145             921,116          991,687

Amount reimbursed by Funds as a
  percentage of average net assets.....          0.11%             0.12%               0.06%            0.06%

------------------------

  * Payments made while Company did not comply with Board composition requirements of Rule 12b-1.

 ** Payments held in escrow pending shareholder approval.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

    In considering reapproval of the Funds' Distribution Plan and ratification of the payments made under the Distribution Plan since July 1, 2002, the Board of Directors reviewed the legal issues presented to the Board in connection with the failure to meet the Board composition requirements of the Investment Company Act, and considered the nature of the continuing relationship between the Distributor and the Funds and the nature and the quality of the services the Distributor has performed for the Funds since July 1, 2002. The Board also considered, among other things, that:

    - the Distribution Plan benefits the Funds and their stockholders by ensuring that stockholders can be provided with various services related to their investment in Fund shares, and by maintaining and increasing the level of the Funds' assets and thus helping realize economies of scale;

    - the Board of Directors of the Company, including all the Independent Directors, had intended that the Distribution Plan continue uninterrupted after July 1, 2002, and such continuation was consistent with the expectation of the Funds' stockholders as well;

    - the Funds and their stockholders did not experience any economic harm during the applicable period when the Board's composition did not meet the requirements of the Investment Company Act, as the amounts that were paid would have been no more than what the Funds would have paid had the Board composition been correct;

    - the Distributor is engaged principally in the business of selling shares of the Funds and has continued to provide uninterrupted service to the Funds since July 1, 2002, and the Distribution Plan does not fully reimburse the Distributor for its expenses;

    - permitting reimbursement of the Distributor's expenses monthly rather than quarterly would be more equitable to the Distributor, would not result in a significant cost to the Funds, and would be consistent with the operation of similar plans of other mutual funds;

    - the Investment Company Act permits a court to enforce an invalid distribution plan should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the Investment Company Act, and the Board believes such a result would be appropriate; and

    - should Board or stockholder approval be withheld, the Distributor will likely seek to retain some or all of these payments (and be paid some or all of the escrowed payments) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Distribution Plan.

    Based on these considerations, the Board of Directors, including the Independent Directors, reapproved the Distribution Plan as modified and ratified all payments made pursuant to the Plan since July 1, 2002.

REQUIRED VOTE

    Reapproval of the Distribution Plan as modified with respect to a Fund and ratification of all payments made under the Fund's Distribution Plan since
July 1, 2002 will require the vote of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If the proposal is not approved by the stockholders of a Fund, then the amount placed in escrow with respect to Distribution Plan fees for the Fund since May, 2003 will be returned to the Fund, the Board of Directors will attempt to recover from the Distributor amounts paid pursuant to the Plan from July 1, 2002 through May, 2003, the Distribution Plan will not be continued with respect to the Fund, and the Board of Directors will consider what other options are appropriate to cover the costs of distributing shares of the Fund, including imposition of a sales load.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS REAPPROVE THE FUNDS' DISTRIBUTION PLAN AND RATIFY ALL PAYMENTS MADE UNDER THE DISTRIBUTION PLAN SINCE JULY 1, 2002.

PROPOSAL 5:
CHANGING THE INVESTMENT OBJECTIVE OF THE ATLAS GROWTH AND INCOME FUND

    The fundamental investment objective of the Atlas Growth and Income Fund is to seek "long term growth and some current income." The Fund invests primarily in stocks of large, well-known U.S. companies. The Fund's sub-adviser selects a combination of growth stocks, believed to have superior earnings potential, and value stocks that trade at attractive prices. The Fund also invests in convertible securities for current income and some protection against fluctuating stock prices. In addition, it may purchase government and investment grade corporate bonds. Current income paid by the Fund is expected to be modest, usually below the average yield of the Standard & Poor's 500 Index.

    At its June 23, 2003 meeting, the Board of Directors, upon the recommendation of the Adviser, unanimously approved a change in the Fund's fundamental investment objective, subject to approval of the Fund's stockholders. Under the new investment objective, the Fund's sub-adviser will no longer need to consider current income as a primary goal when selecting securities for the Fund. Instead, income will be incidental to the primary goal of long term capital appreciation. The Adviser and the Board believe that the proposed new investment objective will afford an opportunity to achieve better long-term performance for the Fund. The Board has also approved two related changes: that of the Fund's name to the Atlas Growth Opportunities Fund, and the Fund's dividend policy from quarterly payments to one annual payment. Both of these changes will become effective upon stockholder approval of the Fund's new investment objective.

    Companies of the types in which the Fund invests, which historically distributed their excess cash to shareholders in the form of dividends, are increasingly reinvesting their excess cash in the company or using the cash to acquire other companies. As a result, management's flexibility to invest Fund assets in stocks is curtailed by the need to purchase either dividend paying stocks or fixed income instruments.

REQUIRED VOTE

    Approval of the proposed change in the Fund's fundamental investment objective will require the vote of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If the proposal is not approved by the stockholders of a Fund, then the Fund will continue to seek to achieve its current investment objective.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE PROPOSED CHANGE IN THE FUNDS' INVESTMENT OBJECTIVE.

                INFORMATION REGARDING THE DIRECTORS AND OFFICERS

DIRECTORS AND OFFICERS OF THE COMPANY

    The following persons are currently Directors and principal officers of the Company.

DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE COMPANY

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                              TERM OF OFFICE                                FUND COMPLEX          OTHER
                              POSITION(S)     AND LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY    DIRECTORSHIPS HELD
NAME, ADDRESS, AND AGE       HELD WITH FUND    TIME SERVED         DURING PAST 5 YEARS       DIRECTOR(4)       BY DIRECTOR
----------------------       --------------   --------------   ---------------------------  -------------   ------------------
Marion O. Sandler, 72(1)     Director         Since 11/1987    Chairman of the Board and      Seventeen     Atlas Insurance
1901 Harrison Street         President and    Since 2/1988     Chief Executive Officer of                   Trust
Oakland, CA 94612            Chief            Term:            World Savings Bank, FSB
                             Executive        Continuous       ("World Savings"), Golden
                             Officer                           West Financial Corporation,
                                                               Atlas Securities, Inc. and
                                                               Atlas Advisers, Inc.
Russell W. Kettell, 58(1)    Director         Since 12/1989    President of GWFC and          Seventeen     Atlas Insurance
1901 Harrison Street                          Term:            Senior Executive Vice                        Trust
Oakland, CA 94612                             Continuous       President of World Savings

INDEPENDENT DIRECTORS

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                              TERM OF OFFICE                                FUND COMPLEX          OTHER
                              POSITION(S)     AND LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY    DIRECTORSHIPS HELD
NAME, ADDRESS, AND AGE       HELD WITH FUND    TIME SERVED         DURING PAST 5 YEARS       DIRECTOR(4)       BY DIRECTOR
----------------------       --------------   --------------   ---------------------------  -------------   ------------------
Barbara A. Bond, 56(2)(3)    Director         Since 12/1989    Certified Public               Seventeen     Atlas Insurance
                                              Term:            Accountant/ Tax Partner of                   Trust
                                              Continuous       Hood & Strong LLP
Daniel L. Rubinfeld, 57(2)   Director         From 12/1989     Professor of Law and           Seventeen     Atlas Insurance
                                              thru 8/1997      Economics, University of                     Trust; LECG LLC: a
                                              and from         California, Berkeley,                        professional
                                              3/1/1999 to      Deputy Assistant Attorney                    services firm
                                              present          General, U.S. Department of
                                              Term:            Justice, June 1997 -
                                              Continuous       December 1998; Independent
                                                               Consultant
David J. Teece, 54(2)        Director         Since 12/1989    Professor, Haas School of      Seventeen     Atlas Insurance
                                              Term:            Business, and Director,                      Trust; LECG LLC: a
                                              Continuous       Institute of Management,                     professional
                                                               Innovation and                               services firm
                                                               Organization, University of
                                                               California, Berkeley

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

                                             TERM OF OFFICE
                             POSITION(S)     AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE      HELD WITH FUND    TIME SERVED                         DURING PAST 5 YEARS
----------------------      --------------   --------------   -----------------------------------------------------------
W. Lawrence Key, 49         Group Senior     Since 9/2001     September 2001 to present--Group Senior Vice President and
794 Davis Street            Vice President   Term:            Chief Operating Officer of the Company, Atlas Insurance
San Leandro, CA 94577       and Chief        Continuous       Trust, the Adviser and the Distributor; May 2000 - August
                            Operating                         2001--Group Senior Vice President of the Distributor;
                            Officer                           August 1993 - April 2000--Senior Vice President of the
                                                              Distributor; November 1989 - August 1993--Vice President
                                                              of the Distributor
Joseph M. O'Donnell, 48     Vice             Since 10/2001    October 2001 to present--Vice President, Chief Legal
794 Davis Street            President,       Term:            Counsel, Compliance Officer and Secretary of the Company,
San Leandro, CA 94577       Chief Legal      Continuous       Atlas Insurance Trust, the Adviser and the Distributor;
                            Counsel, Chief                    August 1999 to May 2001--Chief Operating Officer and
                            Compliance                        General Counsel of Matthews International Capital
                            Officer and                       Management, LLC, San Francisco, CA; 1997 - 1999--Vice
                            Secretary                         President/Legal of SEI Investments Co., Inc., Oaks, PA.
Gene A. Johnson 50          Vice President   Since 1/2000     January 2000 to present--Vice President of the Company,
794 Davis Street            and Treasurer    Since 7/1998     Atlas Insurance Trust and the Adviser; July 1998 to
San Leandro, CA 94577                        Term:            present--Treasurer of the Company and Atlas Insurance
                                             Continuous       Trust; July 1998 - December 1999--Assistant Vice President
                                                              of the Company and Atlas Insurance Trust; March 1994 - June
                                                              1998 Manager of Fund Accounting for the Company and Atlas
                                                              Insurance Trust.

------------------------------
(1) Director who is an "interested person" of the Company due to his or her affiliation with the Adviser.

(2) Member of the Contracts Committee and Audit Committee.

(3) In her capacity as a Partner of Hood & Strong, Ms. Bond prepares tax returns for Mrs. Sandler and her husband and a private foundation which they have established. Fees for such work are paid to Hood & Strong and are not material.

(4) Includes portfolios of Atlas Assets, Inc. (16) and Atlas Securities
    Trust(1).

COMMITTEES OF THE BOARD

    The Board of Directors has an Audit Committee comprised of Ms. Bond, who serves as Chair, and Messrs Rubinfeld and Teece, all of whom are Independent Directors. The function of the Audit Committee is to enhance the quality of the Company's financial accountability and financial reporting by providing a means for the Independent Directors to be informed as to and oversee the auditing of the Company's financial statements. The Audit Committee approves and recommends to the Board of Directors the selection, retention or termination of the Company's independent public accountants; pre-approves all audit and non-audit services provided to the Company by such accountants; reviews the financial statements contained in the Company's shareholder reports; and acts as a liaison between the Company's independent accountants and the full Board of Directors. The Audit Committee also acts as the Company's "qualified legal compliance committee" for the purpose of receiving certain reports from attorneys retained or employed by the Company who appear and practice before the SEC. There were three Audit Committee meetings during 2002.

    The Board of Directors also has a Contracts Committee comprised of Mr. Rubinfeld, who serves as Chair, Ms. Bond and Mr. Teece, all of whom are Independent Directors. The Contract Committee's function is to request, review and consider the information it deems necessary to evaluate the terms of certain agreements, such as the investment advisory and sub-advisory contracts, principal underwriting agreement and distribution plan, that the Company may enter into or continue, and to make its recommendations to the full Board of Directors on these matters. The Contracts Committee met once during 2002.

    During the year, all of the Directors attended at least 75% of the Board meetings and the meetings of the Board Committees on which they served.

OWNERSHIP OF COMPANY SHARES

DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE COMPANY

                                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                                  SECURITIES
                                                                                    IN ALL REGISTERED INVESTMENT COMPANIES
                                                                                         OVERSEEN BY DIRECTOR IN THE
                                   DOLLAR RANGE OF EQUITY SECURITIES                           ATLAS FAMILY OF
NAME OF DIRECTOR                        IN A FUND AS OF 6/30/03                       INVESTMENT COMPANIES AS OF 6/30/03
----------------         -----------------------------------------------------      --------------------------------------
Marion O. Sandler        Growth and Income Fund--over $100,000                                  Over $100,000
                         U.S. Treasury Money Market--$1 - $10,000
                         CA Municipal Money Market--over $100,000
                         Strategic Growth--$10,000 - 50,000
                         Strategic Income Fund--$50,001 - $100,000
                         Emerging Growth Fund--$50,001 - $100,000
                         S&P 500 Fund--$50,001 - $100,000
Russell W. Kettell       U.S. Treasury Money Market--$10,001 - $50,000                        $10,001 - $50,000

INDEPENDENT DIRECTORS

                                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                                  SECURITIES
                                                                                    IN ALL REGISTERED INVESTMENT COMPANIES
                                                                                         OVERSEEN BY DIRECTOR IN THE
                                   DOLLAR RANGE OF EQUITY SECURITIES                           ATLAS FAMILY OF
NAME OF DIRECTOR                        IN A FUND AS OF 6/30/03                       INVESTMENT COMPANIES AS OF 6/30/03
----------------         -----------------------------------------------------      --------------------------------------
Barbara A. Bond          Growth and Income Fund--$1 - $10,000                                 $10,001 - $50,000
                         U.S. Govt. & Mortgage Securities Fund--$1 - $10,000
Daniel L. Rubinfeld      Growth and Income Fund--over $100,000                                  Over $100,000
                         CA Municipal Bond Fund--$1 - $10,000
                         CA Municipal Growth--over $100,000
                         U.S. Govt. & Mortgage Securities Fund $10,001 -
                         $50,000
David J. Teece           None                                                                       None

    As discussed in Proposal 4, until July 29, 2003, Mr. Teece, who currently is an Independent Director, beneficially owned 3,182 shares of common stock of GWFC, the parent company of the Adviser and Atlas Securities, Inc., the Funds' distributor.

COMPENSATION

    The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended December 31, 2002 to the Directors who are not affiliated with the Adviser and the aggregate compensation paid to such Directors for service on the Company's Board and that of Atlas Insurance

Trust, which is considered part of the "Company complex" as defined in
Schedule 14A under the Securities Exchange Act of 1934:

INDEPENDENT DIRECTORS

                                                    PENSION OR
                                                    RETIREMENT         ANNUAL       TOTAL COMPENSATION FROM
                                 AGGREGATE       BENEFITS ACCRUED     ESTIMATED       COMPANY AND COMPANY
                             COMPENSATION FROM      AS PART OF      BENEFITS UPON       COMPLEX PAID TO
NAME                              COMPANY        COMPANY EXPENSES    RETIREMENT            DIRECTORS
----                         -----------------   ----------------   -------------   -----------------------
Barbara A. Bond............       $27,300        None                    N/A                $27,300(17)*
Daniel L. Rubinfeld........       $25,050        None                    N/A                $25,050(17)*
David J. Teece.............       $21,550        None                    N/A                $21,550(17)*

------------------------

*   Indicates total number of funds in Company complex.

    Directors who are affiliated with the Adviser receive no compensation from the Company or Atlas Insurance Trust.

                              GENERAL INFORMATION

SOLICITATION OF PROXIES

    In addition to soliciting proxies by mail, officers of the Company and officers and employees of the Adviser, affiliates of the Adviser, or other representatives of the Company may also solicit proxies by telephone or in person. The Company has retained D.F. King & Co., Inc. to aid in the solicitation of proxies, at an anticipated cost of approximately $154,000. The costs of retaining D.F. King & Co., Inc., and other expenses incurred in connection with the solicitation of proxies will be borne by the Company.

VOTING PROCEDURES

    You can vote by mail, internet or in person at the Meeting.

    - To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided.

    - To vote by phone, call us toll-free at 1-877-779-8683.

    - To vote by internet, go to the following website:
      HTTP://WWW.EPROXYVOTE.COM/ATFBX.

    If you vote by phone, the Company or its agent will use reasonable procedures (such as requiring an identification number) to verify the authenticity of the vote you cast.

    Shares represented by timely and properly executed proxies will be voted as specified. IF YOU DO NOT SPECIFY YOUR VOTE WITH RESPECT TO A PARTICULAR MATTER, THE PROXY HOLDER WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE RECOMMENDATION OF THE DIRECTORS. You may revoke your proxy at any time before it is exercised by sending a written revocation to the President of the Company, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

    Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote.

QUORUM AND METHODS OF TABULATION

    A majority of the shares of each Fund entitled to vote (or, in the case of Proposal 2, of the Company), present in person or represented by proxy, constitutes a quorum for the transaction of business for such Fund (or, in the case of Proposal 2, the Company) at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Company as inspectors for the Meeting.

    For purposes of determining the presence of a quorum with respect to any Proposal, the inspectors will count as present the total number of shares voted "for" or "against" approval of the Proposal as well as shares represented by proxies that reflect abstentions and "broker non-votes" (I.E., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). With respect to all Proposals except Proposal 3, abstentions and broker non-votes have the same effect on the outcome of the Proposal as negative votes.

ADJOURNMENT

    If sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the record date to permit further solicitation of proxies with respect to the Proposal. In addition, if the persons named as proxies determine it is advisable to defer action on one or more Proposals with respect to one or more Funds, but not all Proposals with respect to all Funds, they may propose one or more adjournments of the Meeting to a date not more than 120 days after the record date in order to defer action on such Proposals as they deem advisable. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposals on which action is to be deferred. They will vote against any such adjournment those proxies required to be voted against any of such Proposals. Abstentions and broker non-votes have no effect on the outcome of any adjournment vote. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon, and such action will be final, regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal or Fund.

SERVICE PROVIDERS

    Atlas Advisers, Inc. serves as the Adviser to the Company, and Atlas Securities, Inc. serves as the Distributor of the Company's shares. Their address is 794 Davis Street, San Leandro, California 94577.

INDEPENDENT PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP ("Deloitte") has acted as independent public accountants to the Company since 1991. Upon recommendation of its Audit Committee, the Board of Directors of the Company has selected Deloitte as independent public accountants to audit and certify the Company's financial statements for its fiscal year ended December 31, 2003. Representatives of Deloitte will not be present at the Meeting.

AUDIT FEES

    For the Company's fiscal years ended December 31, 2001 and 2002, aggregate fees billed by Deloitte for the audit of the Company's annual financial statements and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements for those fiscal years were $191,180 and $217,000, respectively.

AUDIT-RELATED FEES

    For the Company's fiscal years ended December 31, 2001 and 2002, there were no fees billed to the Company by Deloitte for assurance and services related to the performance of the audits of the Company's financial statements and not set forth under "Audit Fees" above.

TAX FEES

    For the Company's fiscal years ended December 31, 2001 and 2002, aggregate fees billed to the Company by Deloitte for professional services for tax compliance, tax advice, and tax planning were $21,000 and $48,600, respectively. In fiscal year 2001, Deloitte reviewed the Company's tax returns, which were prepared by the Adviser. In fiscal year 2002, Deloitte prepared the Company's tax returns.

ALL OTHER FEES

    For the Company's fiscal years ended December 31, 2001 and 2002, there were no fees billed to the Company by Deloitte for services and products other than as set forth above.

PRE-APPROVAL OF CERTAIN SERVICES

    The Audit Committee Charter requires pre-approval by the Audit Committee of all auditing and permissible non-audit services to be provided to the Company by Deloitte, including fees. These pre-approval policies were not in effect until May, 2003. Accordingly, none of the non-audit services described above were subject to the Committee's pre-approval.

NON-AUDIT FEES PAID BY ADVISER AND ITS AFFILIATES

    For the Company's fiscal years ended December 31, 2001 and 2002, there were no fees billed by Deloitte to the Company, the Adviser or any of the Adviser's affiliates for non-audit services.

OUTSTANDING VOTING SECURITIES

    As of the close of business on the Record Date for the Meeting, the number of outstanding shares of each Fund entitled to vote at the Meeting was as follows.

Atlas Balanced Fund.........................................    2,920,501.191
Atlas Emerging Growth Fund..................................    1,658,046.701
Atlas Fund of Funds.........................................      498,123.256
Atlas Global Growth Fund....................................    7,239,784.249
Atlas Growth and Income Fund................................   15,974,225.689
Atlas S&P 500 Index Fund....................................    5,534,385.885
Atlas Strategic Growth Fund.................................    6,508,902.991
Atlas Value Fund............................................    1,028,956.349
Atlas American Enterprise Bond Fund.........................    1,683,970.729
Atlas California Municipal Bond Fund........................   28,168,137.246
Atlas National Municipal Bond Fund..........................    8,543,501.442
Atlas Strategic Income Fund.................................   49,393,605.740
Atlas U.S. Government and Mortgage Securities Fund..........   43,064,827.872
Atlas California Municipal Money Fund.......................   26,761,506.068
Atlas Money Market Fund.....................................   33,225,321.550
Atlas U.S. Treasury Money Fund..............................   37,474,830.019

Total Outstanding Shares....................................  269,678,626.977

    The only persons known to the Company to own beneficially more than 5% of the outstanding shares of any Fund as of the record date are as follows:

                                                                                       PERCENT OF
FUND NAME                                         REGISTRATION                        TOTAL SHARES
---------                     -----------------------------------------------------   ------------
Atlas Balanced Fund           WELLS FARGO BANK MINNESOTA NA C/F                           13.37%
                              FBO WISE PLAN A/C 13564505
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1530

Atlas Emerging Growth Fund    ATLAS BALANCED GROWTH PORTFOLIO                             10.05
                              FUND INVESTMENT A/C
                              ATTN: ATLAS A/C
                              794 DAVIS ST 1ST FL
                              PO BOX 1894
                              SAN LEANDRO CA 94577-0279

                              GOLDEN WEST FINANCIAL CORP                                   6.98
                              INVESTMENT ACCOUNT
                              1901 HARRISON STEET
                              OAKLAND CA 94612-3574

Atlas Fund of Funds           ATLAS ADVISERS INC                                           5.05
                              ATTN: MARY JANE FROSS
                              794 DAVIS ST FL 1
                              SAN LEANDRO CA 94577-6922

Atlas Global Growth Fund      WELLS FARGO BANK MINNESOTA NA C/F                           20.97
                              FBO WISE PLAN A/C 13564507
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533

Atlas Growth and Income Fund  WELLS FARGO BANK MINNESOTA NA C/F                           11.25
                              FBO WISE PLAN A/C 13564505
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533

Atlas Strategic Growth Fund   WELLS FARGO BANK MN NA                                      22.36
                              FBO WISE PLAN A/C 13564508
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533

                                                                                       PERCENT OF
FUND NAME                                         REGISTRATION                        TOTAL SHARES
---------                     -----------------------------------------------------   ------------
Atlas Value Fund              ATLAS BALANCED GROWTH PORTFOLIO                             27.75
                              FUND INVESTMENT A/C
                              ATTN: ATLAS A/C
                              794 DAVIS ST 1ST FL
                              PO BOX 1894
                              SAN LEANDRO CA 94577-0279

                              GOLDEN WEST FINANCIAL CORP                                  12.15
                              INVESTMENT ACCOUNT
                              ATTN: INV ACCOUNTING
                              1901 HARRISON ST
                              3RD FLOOR
                              OAKLAND CA 94612-3574

                              ATLAS FUND OF FUNDS                                          7.72
                              INVESTMENT A/C
                              ATTN: ATLAS A/C
                              794 DAVIS ST 1ST FL
                              PO BOX 1894
                              SAN LEANDRO CA 94577-0279

Atlas American Enterprise     ATLAS BALANCED GROWTH PORTFOLIO                              8.37
 Bond Fund                    FUND INVESTMENT A/C
                              ATTN: ATLAS A/C
                              794 DAVIS ST 1ST FL
                              PO BOX 1894
                              SAN LEANDRO CA 9577-0279

Atlas California Municipal    J. SHERMAN                                                   6.47
 Money Fund                   P O BOX 7168
                              ALHAMBRA CA 91802-7166

Atlas Money Market Fund       ATLAS ADVISERS INC                                           9.50
                              ATTN: MARY JANE FROSS
                              794 DAVIS ST FL 1
                              SAN LEANDRO CA 94577-6922

                              ATLAS SECURITIES INC                                         8.67
                              ATTN: INVESTMENT SERVICES
                              1901 HARRISON ST FL 2
                              OAKLAND CA 94612-3574

                              HERBERT M SANDLER                                            6.56
                              MARION O SANDLER CO-TTEES
                              HERBERT M & MARION O SANDLER TRUST
                              U/A 4-9-01
                              1907 HARRISON STREET
                              OAKLAND CA 94612-3574

    As of the Record Date, none of the officers or Directors of the Company beneficially owned more than 1% of the outstanding shares of any of the Funds, except for Marion and Herbert Sandler, as described above.

                                 OTHER MATTERS

    The Company is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

    The Articles of Incorporation and By-laws of the Company do not provide for annual meetings of stockholders unless required by the Investment Company Act and the Company does not currently intend to hold such a meeting for 2003. Stockholder proposals for inclusion in a proxy statement for any subsequent meeting of stockholders must be received by the Company a reasonable period of time prior to any such meeting and must satisfy all applicable federal and state requirements.

September 1, 2003

                                                                       EXHIBIT A

                               DISTRIBUTION PLAN
                                       OF
                               ATLAS ASSETS, INC

    WHEREAS, Atlas Assets, Inc. (the "Company") is a Maryland corporation which offers shares of common stock in various series ("Series");

    WHEREAS, Atlas Securities, Inc. ("Distributor") will serve as distributor of the shares of common stock of the Company, and the Company and the Distributor are parties to a principal underwriting agreement (the "Agreement");

    WHEREAS, the purpose of this Distribution Plan (the "Plan") is to authorize the Company to bear expenses of distribution of its shares, including reimbursement to the Distributor for its expenses in the promotion of the sale of shares of the Company, pursuant to the Agreement;

    WHEREAS, the Board of Directors of the Company has determined that there is a reasonable likelihood that this Plan will benefit the Company and its shareholders:

    NOW, THEREFORE, the Company adopts this Plan as follows:

    1. The Company may expend pursuant to this Plan amounts not to exceed .25 of 1% of the average daily net assets of each Series per annum, reimbursable on a monthly basis for actual costs expended on behalf of that Series in that year. Reimbursements from one Series may not be expended for expenses of another Series. The Distributor may make payments not to exceed .25% to securities dealers.

    2. As Distributor of the shares of the Company, it may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Company's shares, including, but not limited to, payment of trail commissions and other payments to brokers, dealers, financial institutions or others who sell shares and/or service shareholder accounts; compensation to and expenses, including overhead and telephone expenses, of the Distributor; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation, printing and distribution of sales literature and advertising materials.

    3. Subject to the limit in paragraph 1, the Company shall reimburse the Distributor for amounts to finance selling or servicing of shares of the Company including, but not limited to, commissions or other payments to dealers and salaries and other expenses of Distributor relating to selling or servicing efforts; provided, (i) that the Board of Directors of the Company shall have approved categories of expenses for which payment or reimbursement shall be made pursuant to this paragraph 2, and (ii) that reimbursement shall be made in accordance with the terms of the Agreement.

    4. This Plan shall not take effect until it has been approved by vote of a majority of the outstanding voting securities of the Company (as defined in the Investment Company Act of 1940 [the "1940 Act]) and by the Board of Directors as provided in paragraph 5.

    5. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Company and (ii) those Directors of the Company who are not "interested persons" of the Company (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

    6. The President or any Vice President of the Distributor shall provide the Board of Directors, and the Board shall review, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

    7. This Plan may be terminated as to the Company at any time by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act of the Company. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until January 12, 1991. It may thereafter be renewed from year to year in the manner provided for in paragraph 4 hereof.

    8. Any agreement related to this Plan shall be in writing, and shall provide:

        (a) that such agreement may be terminated as to the Company at any time, without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company, on not more than sixty
    (60) days' written notice to any other party to the agreement; and

        (b) that such agreement shall terminate automatically in the event of its assignment.

    9. This Plan may not be amended to increase materially the maximum amount of fee or other distribution expenses provided for in paragraph 1 hereof with respect to the Company unless such amendment is approved by the voting securities of the Company in the manner provided in paragraph 5 hereof, and no material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 5 hereof.

    10. If and to the extent that any of the expenses of the Company listed below in this paragraph are considered to be "primarily intended to result in the sale of shares" issued by the Company within the meaning of Rule 12b-1 under the 1940 Act, the Company's payment of expenses is authorized without limit under this Plan, without regard to reimbursements made by the Company pursuant to paragraph 2 of this Plan or the requirements for approval of any increase in such fees under paragraph 9 of this Plan. These expenses include: (i) the costs of preparing, printing and mailing all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Company or other funds or other investments; (ii) the costs of preparing, printing and mailing of all prospectuses; (iii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement include any item relating to, or directed toward, the sale of the Company's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Company and/or its shares under the securities or "Blue Sky" law of any jurisdiction; (vi) all fees under the Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Company's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of processing share transactions, preparing and mailing confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

    11. It is recognized that the costs of distributing the Company's shares may exceed the sum of the sales charges collected on sales of shares and reimbursements made by the Company pursuant to paragraph 1 of this Plan. In view of this, if and to the extent that any investment advisory fees paid by the Company might be considered as indirectly financing any activity which is primarily intended to result in the sale of Company shares, the payment by the Company of such fees hereby is authorized under this Plan.

    12. While this Plan is in effect, the selection and nomination of Directors of the Company who are not "interested persons" of the Company (as defined in the 1940 Act) shall be committed to the discretion of the Directors who are not interested persons.

    13. The Company shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 6 hereof for a period of not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such reports shall be stored in an easily accessible place.

    14. NO ADMISSION OF AUTHORITY. The adoption of this Plan does not constitute any admission that the adoption of the Rule or any particular provisions thereof represented an authorized exercise of authority by the Securities and Exchange Commission.

    IN WITNESS WHEREOF, the Fund has caused this Plan to be executed by its officers thereunto duly authorized, as of January 12, 1990.

                                               ATLAS ASSETS, INC.

                                               By                 /s/ LARRY E. LACASSE
                                                    ------------------------------------------------
                                                                    Larry E. LaCasse
                                                               CHIEF OPERATING OFFICER AND
                                                                  SENIOR VICE PRESIDENT

                                               By                  /s/ LOUISE LONGLEY
                                                    ------------------------------------------------
                                                                     Louise Longley
                                                                        SECRETARY

    AS AMENDED to provide the monthly payment of fees provided herein by its
officers thereunto duly authorized, as of             , 2003

                                               By:  ------------------------------------------------
                                                                     W. Lawrence Key
                                                             GROUP SENIOR VICE PRESIDENT &
                                                                 CHIEF OPERATING OFFICER

                                               By:
                                                    ------------------------------------------------
                                                                   Joseph M. O'Donnell
                                                                        SECRETARY

                                  PROXY BALLOT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                             OF ATLAS BALANCED FUND

                                 TO BE HELD ON
                       NOVEMBER 12, 2003 AT 10:30 A.M. AT
                 1901 HARRISON STREET, OAKLAND CALIFORNIA 94612

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation for use at a special meeting of Stockholders of Atlas Balanced Fund to be held at 10:30 a.m., Pacific time on Wednesday, November 12, 2003, or any adjournment thereof (the "Special Meeting"), at 1901 Harrison Street, Oakland California 94612 for the purposes set forth in the accompanying Notice of Meeting and Proxy Statement. Stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at this meeting. The Notice, Proxy Statement and this Proxy Ballot are being mailed to stockholders on or about September 1, 2003.

The stockholder who has signed this proxy ballot on the opposite side of this form hereby appoints Lezlie Iannone, W. Lawrence Key and Joseph M. O'Donnell, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote ALL of the stock of Atlas Balanced Fund standing in the stockholder's name at the Special Meeting, and at all adjournments thereof, upon the matters set forth on the reverse side, as designated.

The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Proposals 1 through 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE


Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?              Do you have any comments?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

X  Please mark votes as in this example



Atlas Assets, Inc.                           Name: _____________________________
Atlas Balanced Fund
                                             Address: __________________________
Control Number:
Record Date Shares:  _________                        __________________________



1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

For   ___                  Against   ___             Abstain   ___

2. Authorizing the Funds to retain additional subadvisers and modify subadvisory arrangements without stockholder approval;

For   ___                  Against   ___             Abstain   ___

3.   Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;

For   ___                  Against   ___             Abstain   ___

4. Reapproving the Funds' Distribution Plan and ratifying payments made pursuant to the Plan since July 1, 2002; and

For   ___                  Against   ___             Abstain   ___

5.   Any other matters that properly come before the meeting.

For   ___                  Against   ___             Abstain   ___


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______



----------------------                ------------------------------------------
Stockholder sign here                 Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card



Vote by Telephone                          Vote by Internet
It's fast, convenient and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone.      is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:
1.  Read the accompanying Proxy Statement  1.  Read the accompanying Proxy
    and Proxy Card.                            Statement and Proxy Card.
2.  Call the Toll Free Number              2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683)            http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call.
3.  Enter your Control Number located      3.  Enter your Control Number
    on the Proxy Card.                         located on the Proxy Card.
4.  Follow the recorded instructions.      4.  Follow the instructions provided.

Your vote is important!                    Your vote is important!
Call 1.877.PRX-VOTE anytime                Go to http://www.eproxyvote.com/aftbx


   Do not return your Proxy Card if you are voting by Telephone or Internet.

                                  PROXY BALLOT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                          OF ATLAS EMERGING GROWTH FUND

                                 TO BE HELD ON
                       NOVEMBER 12, 2003 AT 10:30 A.M. AT
                 1901 HARRISON STREET, OAKLAND CALIFORNIA 94612

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation for use at a special meeting of Stockholders of Atlas Emerging Growth Fund to be held at 10:30 a.m., Pacific time on Wednesday, November 12, 2003, or any adjournment thereof (the "Special Meeting"), at 1901 Harrison Street, Oakland California 94612 for the purposes set forth in the accompanying Notice of Meeting and Proxy Statement. Stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at this meeting. The Notice, Proxy Statement and this Proxy Ballot are being mailed to stockholders on or about September 1, 2003.

The stockholder who has signed this proxy ballot on the opposite side of this form hereby appoints Lezlie Iannone, W. Lawrence Key and Joseph M. O'Donnell, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote ALL of the stock of Atlas Emerging Growth Fund standing in the stockholder's name at the Special Meeting, and at all adjournments thereof, upon the matters set forth on the reverse side, as designated.

The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Proposals 1 through 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE


Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?              Do you have any comments?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

X  Please mark votes as in this example



Atlas Assets, Inc.                           Name: _____________________________
Atlas Emerging Growth Fund
                                             Address: __________________________
Control Number:
Record Date Shares:  _________                        __________________________



1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

For   ___                  Against   ___             Abstain   ___

2. Authorizing the Funds to retain additional subadvisers and modify subadvisory arrangements without stockholder approval;

For   ___                  Against   ___             Abstain   ___

3.   Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;

For   ___                  Against   ___             Abstain   ___

4. Reapproving the Funds' Distribution Plan and ratifying payments made pursuant to the Plan since July 1, 2002; and

For   ___                  Against   ___             Abstain   ___

5.   Any other matters that properly come before the meeting.

For   ___                  Against   ___             Abstain   ___


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______



----------------------                ------------------------------------------
Stockholder sign here                 Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card



Vote by Telephone                          Vote by Internet
It's fast, convenient and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone.      is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:
1.  Read the accompanying Proxy Statement  1.  Read the accompanying Proxy
    and Proxy Card.                            Statement and Proxy Card.
2.  Call the Toll Free Number              2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683)            http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call.
3.  Enter your Control Number located      3.  Enter your Control Number
    on the Proxy Card.                         located on the Proxy Card.
4.  Follow the recorded instructions.      4.  Follow the instructions provided.

Your vote is important!                    Your vote is important!
Call 1.877.PRX-VOTE anytime                Go to http://www.eproxyvote.com/aftbx


   Do not return your Proxy Card if you are voting by Telephone or Internet.

                                  PROXY BALLOT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                             OF ATLAS FUND OF FUNDS

                                 TO BE HELD ON
                       NOVEMBER 12, 2003 AT 10:30 A.M. AT
                 1901 HARRISON STREET, OAKLAND CALIFORNIA 94612

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation for use at a special meeting of Stockholders of Atlas Fund of Funds to be held at 10:30 a.m., Pacific time on Wednesday, November 12, 2003, or any adjournment thereof (the "Special Meeting"), at 1901 Harrison Street, Oakland California 94612 for the purposes set forth in the accompanying Notice of Meeting and Proxy Statement. Stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at this meeting. The Notice, Proxy Statement and this Proxy Ballot are being mailed to stockholders on or about September 1, 2003.

The stockholder who has signed this proxy ballot on the opposite side of this form hereby appoints Lezlie Iannone, W. Lawrence Key and Joseph M. O'Donnell, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote ALL of the stock of Atlas Fund of Funds standing in the stockholder's name at the Special Meeting, and at all adjournments thereof, upon the matters set forth on the reverse side, as designated.

The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Proposals 1 through 4.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE


Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?              Do you have any comments?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

X  Please mark votes as in this example



Atlas Assets, Inc.                           Name: _____________________________
Atlas Fund of Funds
                                             Address: __________________________
Control Number:
Record Date Shares:  _________                        __________________________



1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

For   ___                  Against   ___             Abstain   ___

2. Authorizing the Funds to retain additional subadvisers and modify subadvisory arrangements without stockholder approval;

For   ___                  Against   ___             Abstain   ___

3.   Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;
     and

For   ___                  Against   ___             Abstain   ___

4.   Any other matters that properly come before the meeting.

For   ___                  Against   ___             Abstain   ___


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______



----------------------                ------------------------------------------
Stockholder sign here                 Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card



Vote by Telephone                          Vote by Internet
It's fast, convenient and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone.      is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:
1.  Read the accompanying Proxy Statement  1.  Read the accompanying Proxy
    and Proxy Card.                            Statement and Proxy Card.
2.  Call the Toll Free Number              2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683)            http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call.
3.  Enter your Control Number located      3.  Enter your Control Number
    on the Proxy Card.                         located on the Proxy Card.
4.  Follow the recorded instructions.      4.  Follow the instructions provided.

Your vote is important!                    Your vote is important!
Call 1.877.PRX-VOTE anytime                Go to http://www.eproxyvote.com/aftbx


   Do not return your Proxy Card if you are voting by Telephone or Internet.

                                  PROXY BALLOT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                           OF ATLAS GLOBAL GROWTH FUND

                                 TO BE HELD ON
                       NOVEMBER 12, 2003 AT 10:30 A.M. AT
                 1901 HARRISON STREET, OAKLAND CALIFORNIA 94612

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation for use at a special meeting of Stockholders of Atlas Global Growth Fund to be held at 10:30 a.m., Pacific time on Wednesday, November 12, 2003, or any adjournment thereof (the "Special Meeting"), at 1901 Harrison Street, Oakland California 94612 for the purposes set forth in the accompanying Notice of Meeting and Proxy Statement. Stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at this meeting. The Notice, Proxy Statement and this Proxy Ballot are being mailed to stockholders on or about September 1, 2003.

The stockholder who has signed this proxy ballot on the opposite side of this form hereby appoints Lezlie Iannone, W. Lawrence Key and Joseph M. O'Donnell, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote ALL of the stock of Atlas Global Growth Fund standing in the stockholder's name at the Special Meeting, and at all adjournments thereof, upon the matters set forth on the reverse side, as designated.

The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Proposals 1 through 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE


Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?              Do you have any comments?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

X  Please mark votes as in this example



Atlas Assets, Inc.                           Name: _____________________________
Atlas Global Growth Fund
                                             Address: __________________________
Control Number:
Record Date Shares:  _________                        __________________________



1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

For   ___                  Against   ___             Abstain   ___

2. Authorizing the Funds to retain additional subadvisers and modify subadvisory arrangements without stockholder approval;

For   ___                  Against   ___             Abstain   ___

3.   Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;

For   ___                  Against   ___             Abstain   ___

4. Reapproving the Funds' Distribution Plan and ratifying payments made pursuant to the Plan since July 1, 2002; and

For   ___                  Against   ___             Abstain   ___

5.   Any other matters that properly come before the meeting.

For   ___                  Against   ___             Abstain   ___


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______



----------------------                ------------------------------------------
Stockholder sign here                 Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card



Vote by Telephone                          Vote by Internet
It's fast, convenient and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone.      is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:
1.  Read the accompanying Proxy Statement  1.  Read the accompanying Proxy
    and Proxy Card.                            Statement and Proxy Card.
2.  Call the Toll Free Number              2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683)            http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call.
3.  Enter your Control Number located      3.  Enter your Control Number
    on the Proxy Card.                         located on the Proxy Card.
4.  Follow the recorded instructions.      4.  Follow the instructions provided.

Your vote is important!                    Your vote is important!
Call 1.877.PRX-VOTE anytime                Go to http://www.eproxyvote.com/aftbx


   Do not return your Proxy Card if you are voting by Telephone or Internet.

                                  PROXY BALLOT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                         OF ATLAS GROWTH AND INCOME FUND

                                 TO BE HELD ON
                       NOVEMBER 12, 2003 AT 10:30 A.M. AT
                 1901 HARRISON STREET, OAKLAND CALIFORNIA 94612

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation for use at a special meeting of Stockholders of Atlas Growth and Income Fund to be held at 10:30 a.m., Pacific time on Wednesday, November 12, 2003, or any adjournment thereof (the "Special Meeting"), at 1901 Harrison Street, Oakland California 94612 for the purposes set forth in the accompanying Notice of Meeting and Proxy Statement. Stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at this meeting. The Notice, Proxy Statement and this Proxy Ballot are being mailed to stockholders on or about September 1, 2003.

The stockholder who has signed this proxy ballot on the opposite side of this form hereby appoints Lezlie Iannone, W. Lawrence Key and Joseph M. O'Donnell, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote ALL of the stock of Atlas Growth and Income Fund standing in the stockholder's name at the Special Meeting, and at all adjournments thereof, upon the matters set forth on the reverse side, as designated.

The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Proposals 1 through 6.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE


Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?              Do you have any comments?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

X  Please mark votes as in this example



Atlas Assets, Inc.                           Name: _____________________________
Atlas Growth and Income Fund
                                             Address: __________________________
Control Number:
Record Date Shares:  _________                        __________________________



1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

For   ___                  Against   ___             Abstain   ___

2. Authorizing the Funds to retain additional subadvisers and modify subadvisory arrangements without stockholder approval;

For   ___                  Against   ___             Abstain   ___

3.   Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;

For   ___                  Against   ___             Abstain   ___

4. Reapproving the Funds' Distribution Plan and ratifying payments made pursuant to the Plan since July 1, 2002;

For   ___                  Against   ___             Abstain   ___

5.   Changing the investment objective of Atlas Growth and Income Fund; and

For   ___                  Against   ___             Abstain   ___

6.   Any other matters that properly come before the meeting.

For   ___                  Against   ___             Abstain   ___


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______



----------------------                ------------------------------------------
Stockholder sign here                 Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card



Vote by Telephone                          Vote by Internet
It's fast, convenient and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone.      is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:
1.  Read the accompanying Proxy Statement  1.  Read the accompanying Proxy
    and Proxy Card.                            Statement and Proxy Card.
2.  Call the Toll Free Number              2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683)            http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call.
3.  Enter your Control Number located      3.  Enter your Control Number
    on the Proxy Card.                         located on the Proxy Card.
4.  Follow the recorded instructions.      4.  Follow the instructions provided.

Your vote is important!                    Your vote is important!
Call 1.877.PRX-VOTE anytime                Go to http://www.eproxyvote.com/aftbx


   Do not return your Proxy Card if you are voting by Telephone or Internet.

                                  PROXY BALLOT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                           OF ATLAS S&P 500 INDEX FUND

                                 TO BE HELD ON
                       NOVEMBER 12, 2003 AT 10:30 A.M. AT
                 1901 HARRISON STREET, OAKLAND CALIFORNIA 94612

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation for use at a special meeting of Stockholders of Atlas S&P 500 Index Fund to be held at 10:30 a.m., Pacific time on Wednesday, November 12, 2003, or any adjournment thereof (the "Special Meeting"), at 1901 Harrison Street, Oakland California 94612 for the purposes set forth in the accompanying Notice of Meeting and Proxy Statement. Stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at this meeting. The Notice, Proxy Statement and this Proxy Ballot are being mailed to stockholders on or about September 1, 2003.

The stockholder who has signed this proxy ballot on the opposite side of this form hereby appoints Lezlie Iannone, W. Lawrence Key and Joseph M. O'Donnell, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote ALL of the stock of Atlas S&P 500 Index Fund standing in the stockholder's name at the Special Meeting, and at all adjournments thereof, upon the matters set forth on the reverse side, as designated.

The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Proposals 1 through 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE


Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?              Do you have any comments?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

X  Please mark votes as in this example



Atlas Assets, Inc.                           Name: _____________________________
Atlas S&P 500 Index Fund
                                             Address: __________________________
Control Number:
Record Date Shares:  _________                        __________________________



1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

For   ___                  Against   ___             Abstain   ___

2. Authorizing the Funds to retain additional subadvisers and modify subadvisory arrangements without stockholder approval;

For   ___                  Against   ___             Abstain   ___

3.   Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;

For   ___                  Against   ___             Abstain   ___

4. Reapproving the Funds' Distribution Plan and ratifying payments made pursuant to the Plan since July 1, 2002; and

For   ___                  Against   ___             Abstain   ___

5.   Any other matters that properly come before the meeting.

For   ___                  Against   ___             Abstain   ___


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______



----------------------                ------------------------------------------
Stockholder sign here                 Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card



Vote by Telephone                          Vote by Internet
It's fast, convenient and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone.      is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:
1.  Read the accompanying Proxy Statement  1.  Read the accompanying Proxy
    and Proxy Card.                            Statement and Proxy Card.
2.  Call the Toll Free Number              2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683)            http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call.
3.  Enter your Control Number located      3.  Enter your Control Number
    on the Proxy Card.                         located on the Proxy Card.
4.  Follow the recorded instructions.      4.  Follow the instructions provided.

Your vote is important!                    Your vote is important!
Call 1.877.PRX-VOTE anytime                Go to http://www.eproxyvote.com/aftbx


   Do not return your Proxy Card if you are voting by Telephone or Internet.

                                  PROXY BALLOT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                         OF ATLAS STRATEGIC GROWTH FUND

                                 TO BE HELD ON
                       NOVEMBER 12, 2003 AT 10:30 A.M. AT
                 1901 HARRISON STREET, OAKLAND CALIFORNIA 94612

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation for use at a special meeting of Stockholders of Atlas Strategic Growth Fund to be held at 10:30 a.m., Pacific time on Wednesday, November 12, 2003, or any adjournment thereof (the "Special Meeting"), at 1901 Harrison Street, Oakland California 94612 for the purposes set forth in the accompanying Notice of Meeting and Proxy Statement. Stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at this meeting. The Notice, Proxy Statement and this Proxy Ballot are being mailed to stockholders on or about September 1, 2003.

The stockholder who has signed this proxy ballot on the opposite side of this form hereby appoints Lezlie Iannone, W. Lawrence Key and Joseph M. O'Donnell, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote ALL of the stock of Atlas Strategic Growth Fund standing in the stockholder's name at the Special Meeting, and at all adjournments thereof, upon the matters set forth on the reverse side, as designated.

The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Proposals 1 through 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE


Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?              Do you have any comments?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

X  Please mark votes as in this example



Atlas Assets, Inc.                           Name: _____________________________
Atlas Strategic Growth Fund
                                             Address: __________________________

Control Number:
Record Date Shares:  _________                        __________________________



1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

For   ___                  Against   ___             Abstain   ___

2. Authorizing the Funds to retain additional subadvisers and modify subadvisory arrangements without stockholder approval;

For   ___                  Against   ___             Abstain   ___

3.   Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;

For   ___                  Against   ___             Abstain   ___

4. Reapproving the Funds' Distribution Plan and ratifying payments made pursuant to the Plan since July 1, 2002; and

For   ___                  Against   ___             Abstain   ___

5.   Any other matters that properly come before the meeting.

For   ___                  Against   ___             Abstain   ___


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______



----------------------                ------------------------------------------
Stockholder sign here                 Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card



Vote by Telephone                          Vote by Internet
It's fast, convenient and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone.      is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:
1.  Read the accompanying Proxy Statement  1.  Read the accompanying Proxy
    and Proxy Card.                            Statement and Proxy Card.
2.  Call the Toll Free Number              2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683)            http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call.
3.  Enter your Control Number located      3.  Enter your Control Number
    on the Proxy Card.                         located on the Proxy Card.
4.  Follow the recorded instructions.      4.  Follow the instructions provided.

Your vote is important!                    Your vote is important!
Call 1.877.PRX-VOTE anytime                Go to http://www.eproxyvote.com/aftbx


   Do not return your Proxy Card if you are voting by Telephone or Internet.

                                  PROXY BALLOT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                               OF ATLAS VALUE FUND

                                 TO BE HELD ON
                       NOVEMBER 12, 2003 AT 10:30 A.M. AT
                 1901 HARRISON STREET, OAKLAND CALIFORNIA 94612

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation for use at a special meeting of Stockholders of Atlas Value Fund to be held at 10:30 a.m., Pacific time on Wednesday, November 12, 2003, or any adjournment thereof (the "Special Meeting"), at 1901 Harrison Street, Oakland California 94612 for the purposes set forth in the accompanying Notice of Meeting and Proxy Statement. Stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at this meeting. The Notice, Proxy Statement and this Proxy Ballot are being mailed to stockholders on or about September 1, 2003.

The stockholder who has signed this proxy ballot on the opposite side of this form hereby appoints Lezlie Iannone, W. Lawrence Key and Joseph M. O'Donnell, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote ALL of the stock of Atlas Value Fund standing in the stockholder's name at the Special Meeting, and at all adjournments thereof, upon the matters set forth on the reverse side, as designated.

The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Proposals 1 through 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE


Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?              Do you have any comments?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

X  Please mark votes as in this example



Atlas Assets, Inc.                           Name: _____________________________
Atlas Value Fund
                                             Address: __________________________

Control Number:
Record Date Shares:  _________                        __________________________



1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

For   ___                  Against   ___             Abstain   ___

2. Authorizing the Funds to retain additional subadvisers and modify subadvisory arrangements without stockholder approval;

For   ___                  Against   ___             Abstain   ___

3.   Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;

For   ___                  Against   ___             Abstain   ___

4. Reapproving the Funds' Distribution Plan and ratifying payments made pursuant to the Plan since July 1, 2002; and

For   ___                  Against   ___             Abstain   ___

5.   Any other matters that properly come before the meeting.

For   ___                  Against   ___             Abstain   ___


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______



----------------------                ------------------------------------------
Stockholder sign here                 Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card



Vote by Telephone                          Vote by Internet
It's fast, convenient and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone.      is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:
1.  Read the accompanying Proxy Statement  1.  Read the accompanying Proxy
    and Proxy Card.                            Statement and Proxy Card.
2.  Call the Toll Free Number              2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683)            http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call.
3.  Enter your Control Number located      3.  Enter your Control Number
    on the Proxy Card.                         located on the Proxy Card.
4.  Follow the recorded instructions.      4.  Follow the instructions provided.

Your vote is important!                    Your vote is important!
Call 1.877.PRX-VOTE anytime                Go to http://www.eproxyvote.com/aftbx


   Do not return your Proxy Card if you are voting by Telephone or Internet.

                                  PROXY BALLOT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                     OF ATLAS AMERICAN ENTERPRISE BOND FUND

                                 TO BE HELD ON
                       NOVEMBER 12, 2003 AT 10:30 A.M. AT
                 1901 HARRISON STREET, OAKLAND CALIFORNIA 94612

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation for use at a special meeting of Stockholders of Atlas American Enterprise Bond Fund to be held at 10:30 a.m., Pacific time on Wednesday, November 12, 2003, or any adjournment thereof (the "Special Meeting"), at 1901 Harrison Street, Oakland California 94612 for the purposes set forth in the accompanying Notice of Meeting and Proxy Statement. Stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at this meeting. The Notice, Proxy Statement and this Proxy Ballot are being mailed to stockholders on or about September 1, 2003.

The stockholder who has signed this proxy ballot on the opposite side of this form hereby appoints Lezlie Iannone, W. Lawrence Key and Joseph M. O'Donnell, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote ALL of the stock of Atlas American Enterprise Bond Fund standing in the stockholder's name at the Special Meeting, and at all adjournments thereof, upon the matters set forth on the reverse side, as designated.

The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Proposals 1 through 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE


Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?              Do you have any comments?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

X  Please mark votes as in this example



Atlas Assets, Inc.                           Name: _____________________________
Atlas American Enterprise Bond Fund
                                             Address: __________________________
Control Number:
Record Date Shares:  _________                        __________________________



1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

For   ___                  Against   ___             Abstain   ___

2. Authorizing the Funds to retain additional subadvisers and modify subadvisory arrangements without stockholder approval;

For   ___                  Against   ___             Abstain   ___

3.   Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;

For   ___                  Against   ___             Abstain   ___

4. Reapproving the Funds' Distribution Plan and ratifying payments made pursuant to the Plan since July 1, 2002; and

For   ___                  Against   ___             Abstain   ___

5.   Any other matters that properly come before the meeting.

For   ___                  Against   ___             Abstain   ___


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______



----------------------                ------------------------------------------
Stockholder sign here                 Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card



Vote by Telephone                          Vote by Internet
It's fast, convenient and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone.      is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:
1.  Read the accompanying Proxy Statement  1.  Read the accompanying Proxy
    and Proxy Card.                            Statement and Proxy Card.
2.  Call the Toll Free Number              2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683)            http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call.
3.  Enter your Control Number located      3.  Enter your Control Number
    on the Proxy Card.                         located on the Proxy Card.
4.  Follow the recorded instructions.      4.  Follow the instructions provided.

Your vote is important!                    Your vote is important!
Call 1.877.PRX-VOTE anytime                Go to http://www.eproxyvote.com/aftbx


   Do not return your Proxy Card if you are voting by Telephone or Internet.

                                  PROXY BALLOT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                     OF ATLAS CALIFORNIA MUNICIPAL BOND FUND

                                 TO BE HELD ON
                       NOVEMBER 12, 2003 AT 10:30 A.M. AT
                 1901 HARRISON STREET, OAKLAND CALIFORNIA 94612

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation for use at a special meeting of Stockholders of Atlas California Municipal Bond Fund to be held at 10:30 a.m., Pacific time on Wednesday, November 12, 2003, or any adjournment thereof (the "Special Meeting"), at 1901 Harrison Street, Oakland California 94612 for the purposes set forth in the accompanying Notice of Meeting and Proxy Statement. Stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at this meeting. The Notice, Proxy Statement and this Proxy Ballot are being mailed to stockholders on or about September 1, 2003.

The stockholder who has signed this proxy ballot on the opposite side of this form hereby appoints Lezlie Iannone, W. Lawrence Key and Joseph M. O'Donnell, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote ALL of the stock of Atlas California Municipal Bond Fund standing in the stockholder's name at the Special Meeting, and at all adjournments thereof, upon the matters set forth on the reverse side, as designated.

The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Proposals 1 through 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE


Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?              Do you have any comments?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

X  Please mark votes as in this example



Atlas Assets, Inc.                           Name: _____________________________
Atlas California Municipal Bond Fund
                                             Address: __________________________
Control Number:
Record Date Shares:  _________                        __________________________



1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

For   ___                  Against   ___             Abstain   ___

2. Authorizing the Funds to retain additional subadvisers and modify subadvisory arrangements without stockholder approval;

For   ___                  Against   ___             Abstain   ___

3.   Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;

For   ___                  Against   ___             Abstain   ___

4. Reapproving the Funds' Distribution Plan and ratifying payments made pursuant to the Plan since July 1, 2002; and

For   ___                  Against   ___             Abstain   ___

5.   Any other matters that properly come before the meeting.

For   ___                  Against   ___             Abstain   ___


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______



----------------------                ------------------------------------------
Stockholder sign here                 Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card



Vote by Telephone                          Vote by Internet

It's fast, convenient and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone.      is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:
1.  Read the accompanying Proxy Statement  1.  Read the accompanying Proxy
    and Proxy Card.                            Statement and Proxy Card.
2.  Call the Toll Free Number              2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683)            http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call.
3.  Enter your Control Number located      3.  Enter your Control Number
    on the Proxy Card.                         located on the Proxy Card.
4.  Follow the recorded instructions.      4.  Follow the instructions provided.

Your vote is important!                    Your vote is important!
Call 1.877.PRX-VOTE anytime                Go to http://www.eproxyvote.com/aftbx


   Do not return your Proxy Card if you are voting by Telephone or Internet.

                                  PROXY BALLOT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                      OF ATLAS NATIONAL MUNICIPAL BOND FUND

                                 TO BE HELD ON
                       NOVEMBER 12, 2003 AT 10:30 A.M. AT
                 1901 HARRISON STREET, OAKLAND CALIFORNIA 94612

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation for use at a special meeting of Stockholders of Atlas National Municipal Bond Fund to be held at 10:30 a.m., Pacific time on Wednesday, November 12, 2003, or any adjournment thereof (the "Special Meeting"), at 1901 Harrison Street, Oakland California 94612 for the purposes set forth in the accompanying Notice of Meeting and Proxy
Statement. Stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at this meeting. The Notice, Proxy Statement and this Proxy Ballot are being mailed to stockholders on or about September 1, 2003.

The stockholder who has signed this proxy ballot on the opposite side of this form hereby appoints Lezlie Iannone, W. Lawrence Key and Joseph M. O'Donnell, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote ALL of the stock of Atlas National Municipal Bond Fund standing in the stockholder's name at the Special Meeting, and at all adjournments thereof, upon the matters set forth on the reverse side, as designated.

The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Proposals 1 through 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE


Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?              Do you have any comments?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

X  Please mark votes as in this example



Atlas Assets, Inc.                           Name: _____________________________
Atlas National Municipal Bond Fund
                                             Address: __________________________
Control Number:
Record Date Shares:  _________                        __________________________



1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

For   ___                  Against   ___             Abstain   ___

2. Authorizing the Funds to retain additional subadvisers and modify subadvisory arrangements without stockholder approval;

For   ___                  Against   ___             Abstain   ___

3.   Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;

For   ___                  Against   ___             Abstain   ___

4. Reapproving the Funds' Distribution Plan and ratifying payments made pursuant to the Plan since July 1, 2002; and

For   ___                  Against   ___             Abstain   ___

5.   Any other matters that properly come before the meeting.

For   ___                  Against   ___             Abstain   ___


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______



----------------------                ------------------------------------------
Stockholder sign here                 Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card



Vote by Telephone                          Vote by Internet
It's fast, convenient and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone.      is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:
1.  Read the accompanying Proxy Statement  1.  Read the accompanying Proxy
    and Proxy Card.                            Statement and Proxy Card.
2.  Call the Toll Free Number              2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683)            http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call.
3.  Enter your Control Number located      3.  Enter your Control Number
    on the Proxy Card.                         located on the Proxy Card.
4.  Follow the recorded instructions.      4.  Follow the instructions provided.

Your vote is important!                    Your vote is important!
Call 1.877.PRX-VOTE anytime                Go to http://www.eproxyvote.com/aftbx


   Do not return your Proxy Card if you are voting by Telephone or Internet.

                                  PROXY BALLOT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                         OF ATLAS STRATEGIC INCOME FUND

                                 TO BE HELD ON
                       NOVEMBER 12, 2003 AT 10:30 A.M. AT
                 1901 HARRISON STREET, OAKLAND CALIFORNIA 94612

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation for use at a special meeting of Stockholders of Atlas Strategic Income Fund to be held at 10:30 a.m., Pacific time on Wednesday, November 12, 2003, or any adjournment thereof (the "Special Meeting"), at 1901 Harrison Street, Oakland California 94612 for the purposes set forth in the accompanying Notice of Meeting and Proxy Statement. Stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at this meeting. The Notice, Proxy Statement and this Proxy Ballot are being mailed to stockholders on or about September 1, 2003.

The stockholder who has signed this proxy ballot on the opposite side of this form hereby appoints Lezlie Iannone, W. Lawrence Key and Joseph M. O'Donnell, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote ALL of the stock of Atlas Strategic Income Fund standing in the stockholder's name at the Special Meeting, and at all adjournments thereof, upon the matters set forth on the reverse side, as designated.

The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Proposals 1 through 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE


Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?              Do you have any comments?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

X  Please mark votes as in this example



Atlas Assets, Inc.                           Name: _____________________________
Atlas Strategic Income Fund
                                             Address: __________________________
Control Number:
Record Date Shares:  _________                        __________________________



1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

For   ___                  Against   ___             Abstain   ___

2. Authorizing the Funds to retain additional subadvisers and modify subadvisory arrangements without stockholder approval;

For   ___                  Against   ___             Abstain   ___

3.   Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;

For   ___                  Against   ___             Abstain   ___

4. Reapproving the Funds' Distribution Plan and ratifying payments made pursuant to the Plan since July 1, 2002; and

For   ___                  Against   ___             Abstain   ___

5.   Any other matters that properly come before the meeting.

For   ___                  Against   ___             Abstain   ___


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______



----------------------                ------------------------------------------
Stockholder sign here                 Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card



Vote by Telephone                          Vote by Internet
It's fast, convenient and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone.      is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:
1.  Read the accompanying Proxy Statement  1.  Read the accompanying Proxy
    and Proxy Card.                            Statement and Proxy Card.
2.  Call the Toll Free Number              2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683)            http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call.
3.  Enter your Control Number located      3.  Enter your Control Number
    on the Proxy Card.                         located on the Proxy Card.
4.  Follow the recorded instructions.      4.  Follow the instructions provided.

Your vote is important!                    Your vote is important!
Call 1.877.PRX-VOTE anytime                Go to http://www.eproxyvote.com/aftbx


   Do not return your Proxy Card if you are voting by Telephone or Internet.

                                  PROXY BALLOT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
             OF ATLAS U. S. GOVERNMENT AND MORTGAGE SECURITIES FUND

                                 TO BE HELD ON
                       NOVEMBER 12, 2003 AT 10:30 A.M. AT
                 1901 HARRISON STREET, OAKLAND CALIFORNIA 94612

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation for use at a special meeting of Stockholders of Atlas U. S. Government and Mortgage Securities Fund to be held at 10:30 a.m., Pacific time on Wednesday, November 12, 2003, or any adjournment thereof (the "Special Meeting"), at 1901 Harrison Street, Oakland California 94612 for the purposes set forth in the accompanying Notice of Meeting and Proxy Statement. Stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at this meeting. The Notice, Proxy Statement and this Proxy Ballot are being mailed to stockholders on or about September 1, 2003.

The stockholder who has signed this proxy ballot on the opposite side of this form hereby appoints Lezlie Iannone, W. Lawrence Key and Joseph M. O'Donnell, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote ALL of the stock of Atlas U. S. Government and Mortgage Securities Fund standing in the stockholder's name at the Special Meeting, and at all adjournments thereof, upon the matters set forth on the reverse side, as designated.

The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Proposals 1 through 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE


Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?              Do you have any comments?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

X  Please mark votes as in this example



Atlas Assets, Inc.                           Name: _____________________________
Atlas U. S. Government and Mortgage
Securities Fund                              Address: __________________________

Control Number:
Record Date Shares:  _________                        __________________________



1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

For   ___                  Against   ___             Abstain   ___

2. Authorizing the Funds to retain additional subadvisers and modify subadvisory arrangements without stockholder approval;

For   ___                  Against   ___             Abstain   ___

3.   Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;

For   ___                  Against   ___             Abstain   ___

4. Reapproving the Funds' Distribution Plan and ratifying payments made pursuant to the Plan since July 1, 2002; and

For   ___                  Against   ___             Abstain   ___

5.   Any other matters that properly come before the meeting.

For   ___                  Against   ___             Abstain   ___


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______



----------------------                ------------------------------------------
Stockholder sign here                 Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card



Vote by Telephone                          Vote by Internet
It's fast, convenient and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone.      is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:
1.  Read the accompanying Proxy Statement  1.  Read the accompanying Proxy
    and Proxy Card.                            Statement and Proxy Card.
2.  Call the Toll Free Number              2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683)            http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call.
3.  Enter your Control Number located      3.  Enter your Control Number
    on the Proxy Card.                         located on the Proxy Card.
4.  Follow the recorded instructions.      4.  Follow the instructions provided.

Your vote is important!                    Your vote is important!
Call 1.877.PRX-VOTE anytime                Go to http://www.eproxyvote.com/aftbx


   Do not return your Proxy Card if you are voting by Telephone or Internet.

                                  PROXY BALLOT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                    OF ATLAS CALIFORNIA MUNICIPAL MONEY FUND

                                 TO BE HELD ON
                       NOVEMBER 12, 2003 AT 10:30 A.M. AT
                 1901 HARRISON STREET, OAKLAND CALIFORNIA 94612

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation for use at a special meeting of Stockholders of Atlas California Municipal Money Fund to be held at 10:30 a.m., Pacific time on Wednesday, November 12, 2003, or any adjournment thereof (the "Special Meeting"), at 1901 Harrison Street, Oakland California 94612 for the purposes set forth in the accompanying Notice of Meeting and Proxy Statement. Stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at this meeting. The Notice, Proxy Statement and this Proxy Ballot are being mailed to stockholders on or about September 1, 2003.

The stockholder who has signed this proxy ballot on the opposite side of this form hereby appoints Lezlie Iannone, W. Lawrence Key and Joseph M. O'Donnell, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote ALL of the stock of Atlas California Municipal Money Fund standing in the stockholder's name at the Special Meeting, and at all adjournments thereof, upon the matters set forth on the reverse side, as designated.

The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Proposals 1 through 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE


Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?              Do you have any comments?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

X  Please mark votes as in this example



Atlas Assets, Inc.                           Name: _____________________________
Atlas California Municipal Money Fund
                                             Address: __________________________
Control Number:
Record Date Shares:  _________                        __________________________



1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

For   ___                  Against   ___             Abstain   ___

2. Authorizing the Funds to retain additional subadvisers and modify subadvisory arrangements without stockholder approval;

For   ___                  Against   ___             Abstain   ___

3.   Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;

For   ___                  Against   ___             Abstain   ___

4. Reapproving the Funds' Distribution Plan and ratifying payments made pursuant to the Plan since July 1, 2002; and

For   ___                  Against   ___             Abstain   ___

5.   Any other matters that properly come before the meeting.

For   ___                  Against   ___             Abstain   ___


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______



----------------------                ------------------------------------------
Stockholder sign here                 Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card



Vote by Telephone                          Vote by Internet
It's fast, convenient and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone.      is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:
1.  Read the accompanying Proxy Statement  1.  Read the accompanying Proxy
    and Proxy Card.                            Statement and Proxy Card.
2.  Call the Toll Free Number              2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683)            http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call.
3.  Enter your Control Number located      3.  Enter your Control Number
    on the Proxy Card.                         located on the Proxy Card.
4.  Follow the recorded instructions.      4.  Follow the instructions provided.

Your vote is important!                    Your vote is important!
Call 1.877.PRX-VOTE anytime                Go to http://www.eproxyvote.com/aftbx


   Do not return your Proxy Card if you are voting by Telephone or Internet.

                                  PROXY BALLOT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                           OF ATLAS MONEY MARKET FUND

                                 TO BE HELD ON
                       NOVEMBER 12, 2003 AT 10:30 A.M. AT
                 1901 HARRISON STREET, OAKLAND CALIFORNIA 94612

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation for use at a special meeting of Stockholders of Atlas Money Market Fund to be held at 10:30 a.m., Pacific time on Wednesday, November 12, 2003, or any adjournment thereof (the "Special Meeting"), at 1901 Harrison Street, Oakland California 94612 for the purposes set forth in the accompanying Notice of Meeting and Proxy
Statement. Stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at this meeting. The Notice, Proxy Statement and this Proxy Ballot are being mailed to stockholders on or about September 1, 2003.

The stockholder who has signed this proxy ballot on the opposite side of this form hereby appoints Lezlie Iannone, W. Lawrence Key and Joseph M. O'Donnell, and each of them as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote ALL of the stock of Atlas Money Market Fund standing in the stockholder's name at the Special Meeting, and at all adjournments thereof, upon the matters set forth on the reverse side, as designated.

The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Proposals 1 through 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE


Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?              Do you have any comments?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

X  Please mark votes as in this example



Atlas Assets, Inc.                           Name: _____________________________
Atlas Money Market Fund
                                             Address: __________________________

Control Number:
Record Date Shares:  _________                        __________________________



1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

For   ___                  Against   ___             Abstain   ___

2. Authorizing the Funds to retain additional subadvisers and modify subadvisory arrangements without stockholder approval;

For   ___                  Against   ___             Abstain   ___

3.   Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;

For   ___                  Against   ___             Abstain   ___

4. Reapproving the Funds' Distribution Plan and ratifying payments made pursuant to the Plan since July 1, 2002; and

For   ___                  Against   ___             Abstain   ___

5.   Any other matters that properly come before the meeting.

For   ___                  Against   ___             Abstain   ___


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______



----------------------                ------------------------------------------
Stockholder sign here                 Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card



Vote by Telephone                          Vote by Internet
It's fast, convenient and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone.      is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:
1.  Read the accompanying Proxy Statement  1.  Read the accompanying Proxy
    and Proxy Card.                            Statement and Proxy Card.
2.  Call the Toll Free Number              2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683)            http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call.
3.  Enter your Control Number located      3.  Enter your Control Number
    on the Proxy Card.                         located on the Proxy Card.
4.  Follow the recorded instructions.      4.  Follow the instructions provided.

Your vote is important!                    Your vote is important!
Call 1.877.PRX-VOTE anytime                Go to http://www.eproxyvote.com/aftbx


   Do not return your Proxy Card if you are voting by Telephone or Internet.

                                  PROXY BALLOT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                        OF ATLAS U.S. TREASURY MONEY FUND

                                 TO BE HELD ON
                       NOVEMBER 12, 2003 AT 10:30 A.M. AT
                 1901 HARRISON STREET, OAKLAND CALIFORNIA 94612

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation for use at a special meeting of Stockholders of Atlas U.S. Treasury Money Fund to be held at 10:30 a.m., Pacific time on Wednesday, November 12, 2003, or any adjournment thereof (the "Special Meeting"), at 1901 Harrison Street, Oakland California 94612 for the purposes set forth in the accompanying Notice of Meeting and Proxy Statement. Stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at this meeting. The Notice, Proxy Statement and this Proxy Ballot are being mailed to stockholders on or about September 1, 2003.

The stockholder who has signed this proxy ballot on the opposite side of this form hereby appoints Lezlie Iannone, W. Lawrence Key and Joseph M. O'Donnell, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote ALL of the stock of Atlas U.S. Treasury Money Fund standing in the stockholder's name at the Special Meeting, and at all adjournments thereof, upon the matters set forth on the reverse side, as designated.

The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Proposals 1 through 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE


Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?              Do you have any comments?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

X  Please mark votes as in this example



Atlas Assets, Inc.                           Name: _____________________________
Atlas U.S. Treasury Money Fund
                                             Address: __________________________
Control Number:
Record Date Shares:  _________                        __________________________



1. Reorganizing Atlas Assets, Inc. from a Maryland corporation into a Delaware statutory trust;

For   ___                  Against   ___             Abstain   ___

2. Authorizing the Funds to retain additional subadvisers and modify subadvisory arrangements without stockholder approval;

For   ___                  Against   ___             Abstain   ___

3.   Ratifying the appointment of Daniel L. Rubinfeld to the Board of Directors;

For   ___                  Against   ___             Abstain   ___

4. Reapproving the Funds' Distribution Plan and ratifying payments made pursuant to the Plan since July 1, 2002; and

For   ___                  Against   ___             Abstain   ___

5.   Any other matters that properly come before the meeting.

For   ___                  Against   ___             Abstain   ___


Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______



----------------------                ------------------------------------------
Stockholder sign here                 Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card



Vote by Telephone                          Vote by Internet
It's fast, convenient and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone.      is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:
1.  Read the accompanying Proxy Statement  1.  Read the accompanying Proxy
    and Proxy Card.                            Statement and Proxy Card.
2.  Call the Toll Free Number              2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683)            http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call.
3.  Enter your Control Number located      3.  Enter your Control Number
    on the Proxy Card.                         located on the Proxy Card.
4.  Follow the recorded instructions.      4.  Follow the instructions provided.

Your vote is important!                    Your vote is important!
Call 1.877.PRX-VOTE anytime                Go to http://www.eproxyvote.com/aftbx


   Do not return your Proxy Card if you are voting by Telephone or Internet.